Registration No. 033-23126

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 14
to
Form S-6

FOR REGISTRATION UNDER THE SECURITIES
ACT OF 1933 OF SECURITIES OF
UNIT INVESTMENT TRUSTS REGISTERED
ON FORM N-8B-2

A.	Exact name of Trust:	Massachusetts Mutual Variable Life Separate Account I

B.	Name of Depositor:	Massachusetts Mutual Life Insurance Company

C.	Complete address of	1295 State Street
	Depositor’s principal	Springfield, MA 01111
executive offices:

D.	Name and address of	Ann Lomeli
	Agent for Service	Corporate Secretary
	of Process:	1295 State Street
Springfield, MA 01111

_______	immediately upon filing pursuant to paragraph (b) of Rule 485.

___X__	on May 1, 2002 pursuant to paragraph (b) of Rule 485.

_______	60 days after filing pursuant to paragraph (a)(1) of Rule 485

_______	on _______ pursuant to paragraph (a)(1) of Rule 485.

_______	this post effective amendment designates a new effective date for a previously filed post effective amendment. Such effective date shall be _______________.

E.	Title of Securities being registered:	Flexible Premium Variable Whole Life Insurance Policies

F.	Approximate date of proposed date public offering:	As soon as practicable after the effective of this Registration Statement.

CROSS REFERENCE TO ITEMS REQUIRED
BY FORM N-8B-2

Item No. of
Form N-8B-2	Caption

1	Cover Page; The Separate Account.

2	Cover Page.

3	Cover Page.

4	Sales and Other Agreements.

5	The Separate Account.

6	Not Applicable.

7	Not Applicable.

8	Appendix D. Financial Statement.

9	Legal Proceedings.

10	Detailed Description of Policy Features; Investment Options; Other Policy Information.

11	Investment Options.

12	Investment Options; Sales and Other Agreements.

13	Introduction; Detailed Description of Policy Features.

14	Detailed description of Policy Features.

15	Premiums; Exhibit 99(11).

16	Introduction; The Separate Account.

17	Detailed description of Policy Features; Exhibit 99(11).

18	The Separate Account.

19	Other Information.

20	Not Applicable.

21	Policy Loan Privilege.

22	Not Applicable.

23	Bonding Arrangement.

24	Detailed Description of Policy Features; Other Information; Investment Options.

25	Other Information.

26	Other Information; The Investment Options.

27	Other Information.

28	Appendix D: Directors and Executive Officers.

29	Other Information.

30	Other Information.

31	Not Applicable.

32	Not Applicable.

33	Not Applicable.

34	Not Applicable.

35	Sales and Other Agreements.

36	Not Applicable.

37	Not Applicable.

38	Sales and Other Agreements.

39	Sales and Other Agreements.

40	Sales and Other Agreements.

41	Sales and Other Agreements.

42	Not Applicable.

43	Sales and Other Agreements.

44	The Separate Account.

45	Not Applicable.

46	Account Value and Net Surrender Value; The Separate Account.

47	The Separate Account.

48	Not Applicable.

49	Not Applicable.

50	Not Applicable.

51	Detailed Description of Policy Features; Other Policy Information.

52	Investment Options.

53	Federal Income Tax Considerations.

54	Not Applicable.

55	Not Applicable.

56	Not Applicable.

57	Not Applicable.

58	Not Applicable.

59	Appendix D.

Variable Life Plus (“VLP”),
a Flexible Premium Variable Whole Life Insurance Policy*
Issued by Massachusetts Mutual Life Insurance Company
This prospectus describes a life insurance policy (the “policy”) offered by Massachusetts Mutual Life Insurance Company (“MassMutual”). While the policy is in force, it provides lifetime insurance protection on the Insured named in the policy. It pays a death benefit at the death of the Insured.

In this prospectus, “you” and “your” refer to the Owner of the policy. “We,” “us,” and “our” refer to MassMutual. “MassMutual” refers to Massachusetts Mutual Life Insurance Company.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the death benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate net premiums and account value among the investment funds (divisions of the Separate Account) offered under this policy and a Guaranteed Principal Account (the “GPA”). Currently, the funds listed at the right are available under this policy.

This policy is not a bank or credit union deposit or obligation; is not FDIC- or NCUA-insured, nor is it insured by any government agency. The policy is not guaranteed by any bank or credit union and it may decrease in value. It is also subject to investment risks, including loss of the principal amount invested.

We service the policy at our Principal Administrative Office located at P.O. Box 1865, Life Customer Service Center Hub, Springfield, Massachusetts 01102-1865. Our telephone number is 1-800-272-2216. Our Home Office is located in Springfield, Massachusetts. Our Web site is www.massmutual.com.

This policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

*Title may vary in some jurisdictions.

MML Series Investment Fund
•	MML Blend Fund
•	MML Equity Fund
•	MML Equity Index Fund (Class II)
•	MML Managed Bond Fund
•	MML Money Market Fund

Oppenheimer Variable Account Funds
•	Oppenheimer Global Securities Fund/VA

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Mid-Cap Growth Portfolio

You bear the investment risk of any account value allocated to the investment funds. The death benefit may vary, and the cash surrender value will vary, depending on the investment performance of the funds.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

EFFECTIVE MAY 1, 2002

Table of Contents

I. Introduction

Please refer to Appendix A, Glossary for definitions of the terms contained in this prospectus.

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy. These variations will depend on the “contract state” of your policy; it is usually the state or other jurisdiction in which you live.

The policy is a life insurance contract providing a death benefit, an account value, surrender rights, policy loan privileges, and other features traditionally associated with life insurance.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments (“planned premium payments”), but if a planned premium payment is not made the policy will not necessarily terminate. If planned premium payments are made they do not guarantee a policy will remain in force. The policy allows you to match premium payments to your income flows or other financial decisions.

You may increase or decrease the death benefit under the policy. Further, the death benefit may vary, and the cash surrender value will vary, with the investment experience of the investment options in which you have account value. Policy values in the GPA will earn interest at a guaranteed rate of 4%. We may credit interest periodically at rates that exceed this guaranteed rate.

The policy is participating; that is, we may pay annual dividends. However, we currently do not expect that dividends will be paid on the policy.
Introduction

This section of the introduction provides an overview of the fees and expenses associated with your VLP policy.

Understanding policy expenses and cash flow

The chart to the right illustrates how cash normally flows through a VLP policy.

The shaded boxes show the fees and expenses you pay directly or indirectly under your policy. These are explained in the pages that follow.

Depending on the state of issue we may hold your initial net premium payments in the Money Market investment option until the Right to Return period is completed.

Your Premium
You make a premium payment
We deduct a Premium Expense Charge
Net Premium
We allocate the net premium to the investment options you choose
The fund deducts advisory fees and other fund expenses from the portfolios
Loan Account
Accumulated value set aside to secure a policy loan
Guaranteed Principal Account
We hold amounts you allocate to this option in the general investment account
Variable Investment Options
We hold amounts you allocate to these options ("division") in the Separate Account
Separate Account VLP Segment
The variable investment divisions invest in the fund's portfolios
We deduct a mortality and expense risk charge daily
We credit or debit investment earnings or losses
The Loan Interest Rate Expense Charge reduces the interest credited on the Loan Account
We make monthly deductions
We deduct:
- mortality charge
- administrative charge
- rider charges
Account Value
If you make a partial withdrawal
We deduct a Withdrawal Fee
Death Benefit
We pay your selected Death Benefit less any outstanding policy loans
If you surrender your policy
We deduct any policy debt and a surrender charge during the first 15 years

Introduction

All expense charges and deductions are described in Charges and Deductions in Part II.

A summary of the product and separate account charges follows.

	CURRENT RATE	MAXIMUM RATE

Premium Expense Charge	5.0% of premium (3.0% Sales Charge plus 2.0% Premium Tax Charge)	7.5% of premium (5.5% Sales Charge plus 2.0% Premium Tax Charge)

Administrative Charge	Tax-Qualified Policies: $5.25 per month per policy Policies issued under our Simplified Underwriting procedures: $5.25 per month per policy All other Policies: $4.00 per month per policy	All Policies: $5 per month per policy,
increased by the ratio of the (i) the
Consumer Price Index for the
September preceding the date of the
charge to (ii) the Index for
September 1985; but not higher than
$8 per month.

Mortality Charges	A per thousand rate multiplied by the amount at risk each month. The rate varies by the gender, Attained Age, and risk classification of the Insured.	For standard risks, the guaranteed cost of insurance rates are based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.

Mortality and Expense Risk Charge	0.40% on an annual basis of daily net asset value of the Separate Account	0.40% on an annual basis of daily net asset value of the Separate Account

Investment Management Fees and Other Expenses	(See separate table on next page.)

Loan Interest Rate Expense Charge	0.9% of loaned amount	2.0% of loaned amount

Withdrawal Fee	$25 (or 2% of amount withdrawn, if less)	$25 (or 2% of amount withdrawn, if less)

Surrender Charges (Applies upon policy surrender; a partial surrender charge may also apply upon a decrease in Selected Face Amount)	Coverage Years 1-15: Administrative
Surrender Charge (ASC) plus Sales
Load Surrender Charge (SLSC). ASC
during Year 1 equals $5 per $1,000 of
Selected Face Amount; it then grades
to zero during Years 2-10, and is
zero thereafter. During the first 10
Years of Coverage, SLSC equals
24.5% of premium paid for the
coverage up to the Surrender Charge
Band, 4.5% of premium paid for the
coverage in excess of the Band up to
twice the Band, and 3.5% of
premium paid for the coverage in
excess of twice the Band up to three
times the Band. During the next 5
Years of Coverage, these percentages
are reduced, by factors set forth in
the policy, to zero by the end of the
15th Year.

Coverage Years 16+: $0	Coverage Years 1-15: Administrative
Surrender Charge (ASC) plus Sales
Load Surrender Charge (SLSC). ASC
during Year 1 equals $5 per $1,000 of
Selected Face Amount; it then grades
to zero during Years 2-10, and is
zero thereafter. During the first 10
Years of Coverage, SLSC equals 25%
of premium paid for the coverage up
to the Surrender Charge Band, 5%
of premium paid for the coverage in
excess of the Band up to twice the
Band, and 4% of premium paid for
the coverage in excess of twice the
Band up to three times the Band.
During the next 5 Years of Coverage,
these percentages are reduced, by
factors set forth in the policy, to zero
by the end of the 15th Year.

Coverage Years 16+: $0

Introduction

Investment Management Fees and Other Expenses
(Reflect any expense waiver, limitation and reimbursement arrangements in effect, as noted)

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2001.

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Operating Expenses

MML Blend Fund	0.38%	0.02% [1]	—	0.40%

MML Equity Fund	0.37%	0.03% [1]	—	0.40%

MML Equity Index Fund (Class II)	0.10%	0.16% [2]	—	0.26%

MML Managed Bond Fund	0.47%	0.01% [1]	—	0.48%

MML Money Market Fund	0.48%	0.02% [1]	—	0.50%

Oppenheimer Global Securities Fund/VA	0.64%	0.06%	—	0.70%

T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—	0.85%

1 MassMutual has agreed to bear expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund, (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2003. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund and MML Money Market Fund in 2001.

2 Effective February 28, 2002, MassMutual has agreed, through April 30, 2004, to bear the expenses (other than interest, taxes, brokerage commissions and extraordinary expenses) to the extent that total operating expenses, as a percentage of average daily net assets, exceed 0.26%. If not included, the Total Operating Expenses for this Fund in 2001 would be 0.34%.

(See the fund prospectuses for more information.)
Introduction

II. Detailed Description of Policy Features

Purchasing the Policy

The policy is no longer offered for sale to the public. Owners may continue, however, to make premium payments under existing policies.

To purchase a policy, you had to send a completed application to our Principal Administrative Office. The policy could be issued for an Insured between the ages of 0 and 82 inclusive. Before issuing a policy, we required evidence of insurability.

The minimum Selected Face Amount of a policy depends on the market in which it was sold, the underwriting process used, and the Issue Age of the Insured:

•
Tax-qualified Market (used in a retirement plan qualifying for tax benefits under the Internal Revenue Code), Any Underwriting Process: $15,000 for Ages 0-55; $14,000 for Age 56; $13,000 for Age 57; $12,000 for Age 58, $11,000 for Age 59; and $10,000 for ages 60 and higher.

•	Non-qualified Markets, Simplified Underwriting: Same as tax-qualified market.

•	Non-qualified Markets, Any Other Underwriting Process: $50,000 for Ages 0-35; $40,000 for Ages 36-40; $30,000 for Ages 41-45; $20,000 for ages 46-50; and $15,000 for Ages 51 and higher.

Coverage under the policy became effective on the Issue Date of the policy or, if later, the date the first premium was paid. See Premiums for more about the first premium. For the first premium to be paid, we must receive it in good order.

Unisex Policy. Policies generally were issued with values that vary based on the gender of the Insured. Policies issued as part of an employee benefit plan may be “unisex”; that is, the policy values do not vary by gender. References in the prospectus to sex-distinct policy values are not applicable to unisex policies.

Right to Return the Policy. If you are not satisfied with your policy, you may cancel it within 10 days after you receive it, or 10 days after you receive a written notice of withdrawal right, or 45 days after signing Part 1 of your Application, whichever is latest. You may also cancel increases in Selected Face Amount under the same time limitations. (This period of time may vary by state.)

To cancel the policy, return it to us at our Principal Administrative Office, to the agent who sold the policy, or to one of our agency offices. If you cancel your policy, we will give you a refund.

In most states, this refund is the sum of:

(i)	any premium paid for the policy; plus

(ii)	any interest credited to the policy under the GPA; plus or minus

(iii)	an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we receive the policy.

In other states, this refund is equal to any premium paid for the policy.

Consult your policy to determine which refund applies under your policy.

Death Benefit

If the Insured dies while the policy is in force, we will pay the death benefit to the named Beneficiary. We will pay the death benefit within seven days after we determine that the claim for the death benefit is in good order. All or part of the death benefit can be paid in a lump sum or under one or more of the payment options described in the policy.
Detailed Description of Policy Features

The death benefit is the greater of:

(a)	the Selected Face Amount on the date of death; or

(b)	the Minimum Face Amount on the date of death.

This Benefit is increased by the part of any monthly charge for a period beyond the date of death that was deducted from the account value. It is reduced by any outstanding policy debt and any unpaid monthly charges to the date of death.

Minimum Face Amount. In order to qualify as life insurance under Internal Revenue Code (“IRC”) Section 7702, the policy has a Minimum Face Amount. The Minimum Face Amount is equal to a percentage of the account value. The percentage depends on the gender (male, female, unisex), risk classification, and Attained Age of the Insured.

See Appendix B for examples of how changes in account value may affect the death benefit of a policy.

Changes in Selected Face Amount. You may request an increase or decrease in the Selected Face Amount by submitting a written request for a change of Selected Face Amount to us at our Principal Administrative Office. The Selected Face Amount change will be effective on the Monthly Calculation Date on or next following our acceptance of the request.

Increases in Selected Face Amount. You must provide us with a written application and evidence the Insured still is insurable to increase your Selected Face Amount. An increase may not be less than $15,000 ($5,000 if the policy was sold in the tax-qualified market or if simplified underwriting was used). You cannot increase the Selected Face Amount of the policy less than six months after the Policy Date or another increase, or after the Insured reaches Attained Age 82.

If you increase the Selected Face Amount, the Mortality Charges will increase. Also, the policy may become a “modified endowment contract” under federal law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Decreases in Selected Face Amount. You may decrease the Selected Face Amount in certain circumstances, although we believe that decreases generally are not in the best interest of an Owner. You must send a written request to us. You cannot decrease the Selected Face Amount if the decrease would result in a Selected Face Amount of less than the minimum Selected Face Amount.

If you decrease the Selected Face Amount, a surrender charge may apply. We will deduct surrender charges from the division(s) of the Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Selected Face Amount in the following order:

(a)	the Selected Face Amount of the most recent increase

(b)	the Selected Face Amounts of the next most recent increases successively

(c)	the initial Selected Face Amount.

If you decrease the Selected Face Amount, the monthly charges deducted from the account value will change.

If you decrease the Selected Face Amount, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

We reserve the right to terminate the option to decrease the Selected Face Amount.

Premiums

The first premium must be paid before the policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. You may allocate net premiums among the divisions of the Separate Account and to the GPA.

First Premium. Generally, you determine the first premium you want to pay for the policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency and initial Selected Face Amount, and on the Issue Age, gender, and risk classification of the Insured.

Planned Annual Premiums. When applying for the policy, you select the Planned Annual Premium and the payment frequency (annual, semiannual, quarterly, or monthly check service). The amount of the Planned Annual Premium and the payment frequency you select are shown in the policy. We will send you premium notices based on your selections. To change the amount and frequency of planned premiums, send a request to us at our Principal Administrative Office. The minimum Planned Annual Premium is based on the Selected Face Amount, the Insured’s age, and the first premium paid.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee the policy will remain in force. To keep the policy in force, it must have a sufficient account value. See Grace Period and Termination.

Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while the Insured is living. Send all premium payments to us either at our Principal Administrative Office or at the address shown on the premium notice.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.

If applying a subsequent premium in a policy year means your policy will become a modified endowment contract, the following will occur:

•
For an unbilled subsequent premium payment, we will credit only that part of your premium payment to your policy that will not cause it to become a modified endowment contract, unless you’ve told us in writing that you want your policy to become a modified endowment contract. We will refund any remaining premium that we can not apply and return it to you.

•
If we receive this subsequent premium payment within 21 days prior to your Policy Anniversary Date and we have billed you for a planned premium due on or about the Policy Anniversary Date, this payment will not be in good order. We’ll hold the payment and we will contact you for instructions on how to apply the payment.

•
If we receive this subsequent premium payment within 10 days prior to your Policy Anniversary Date and we’ve billed you for a planned premium due on or about the Policy Anniversary Date, we’ll hold this premium payment and credit it to your policy on the Anniversary Date or, if not a Valuation Date, the Valuation Date next following your Policy Anniversary Date. In such case, we will notify you of our action after we credit your premium payment.

These procedures may not apply if there has been material change to your policy that impacts the 7-pay limit or 7-pay period.

Wire Transfer. You may also make premium payments by instructing your bank to wire funds to:

Chase Manhattan Bank, New York, New York
ABA #021000021
MassMutual Life Account #910-2-509073
Ref: Contract #
Name: (Contract Owner)

Premium Limitations. The minimum premium payment is $10.
Detailed Description of Policy Features

The maximum premium each Policy Year is the greater of:

(a)	an amount equal to $100 plus double the minimum annual premium for the policy; or

(b)	the highest premium payment amount that would not increase the amount at risk.

We may refund any amount of premium payment that exceeds this limit.

Allocating Net Premiums. A net premium is a premium payment we receive in good order, minus the premium expense charge.

Net premiums credited to the policy on and after the Register Date will be allocated among the divisions and the GPA according to your net premium allocation. Also, any net premiums in the policy held before the Register Date will be allocated on that Date among the divisions and the GPA according to your net premium allocation on that Date.

Register Date and Valuation Date. The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

The Register Date is the Valuation Date that is on, or next follows, the latest of:

(a)	the Policy Date;

(b)	the day we receive your completed Part 1 of the Application for the policy; or

(c)	the day we receive the first premium payment in good order.

Net Premium Allocation. When applying for the policy, you indicate how you want net premiums allocated among the divisions and the GPA. You may change your net premium allocation at any time by telephone or by sending notice to us at our Principal Administrative Office. We will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions if we fail to take such steps. We may tape record all telephone instructions.

You may set your net premium allocation in terms of whole-number percentages that add to 100%.

Transfers

You may transfer all or part of the account value invested in a division of the Separate Account to any other division or to the GPA. You can make transfers by telephone or by sending notice to us at our Principal Administrative Office. We will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions if we fail to take such steps. We may tape record all telephone instructions.

We may limit transfers to four a Policy Year. This limit does not apply to a transfer of all values in the Separate Account divisions to the GPA.

We limit transfers from the GPA to the Separate Account divisions to one each Policy Year. You may not transfer more than 25% of the Fixed account value (less any policy debt) at the time of the transfer. There is one exception to this rule. If:

•	you have transferred 25% of the Fixed account value each Year for three consecutive Policy Years; and

•	you have not added any net premiums or transfer amounts to the GPA during these three Years; then you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding Policy Year. In this situation, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in good order at our Principal Administrative Office. We do not charge for transfers.
Detailed Description of Policy Features

Limits on Frequent Transfers. This policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this policy.

If we, or the investment adviser to any of the funds available with this policy, determine that your transfer patterns among funds reflect a market timing strategy, we reserve the right to take action, including, but not limited to:

•	not accepting transfer instructions from a policyowner; and

•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, the Internet or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or we implement a transfer restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request and any future transfer requests by regular mail only. If we do not accept your transfer request, we will return the policy value to the investment option that you attempted to transfer from as of the Valuation Date your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a division if the division’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these transfer provisions.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the policy will remain in force.

The policy may terminate if its value cannot cover the monthly charges.

If the policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination. The policy may terminate without value if the account value less any policy debt on a Monthly Calculation Date cannot cover the monthly charges due.

However, we allow a grace period for payment of the premium amount (not less than $10) needed to avoid termination. We will mail you a notice stating this amount.

The policy will terminate without value if we do not receive the required payment by the end of the grace period.

The policy also may terminate if the policy debt limit is reached. (See Policy Loan Privilege.)

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. (See Tax, Payment, and Termination Risks Relating to Policy Loans in “Policy Loan Privilege” later in this Part; and also see Federal Income Tax Considerations in Part V.)

Grace Period. The grace period begins on the date the monthly charges are due. It ends 61 days after that date or, if later, 30 days after the date we mail the notice stating the amount needed.
Detailed Description of Policy Features

During the grace period, the policy will stay in force. If the Insured dies during the grace period, the death benefit will be payable. In this case, any unpaid monthly charges to the date of death will be deducted from the death benefit.

Reinstating Your Policy. If your policy terminates, you may reinstate it—that is, put it back in force. But you may not reinstate your policy if:

•	you surrendered it; or

•	five years have passed since it terminated.

Requirements to Reinstate Your Policy. To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that the Insured still is insurable; and

3.
a premium payment sufficient to produce an account value equal to triple the monthly charges due on the Monthly Calculation Date on, or next following, the reinstatement date. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate. If you reinstate your policy, the Selected Face Amount will be the same as it was when it terminated. Your account value at reinstatement will be the premium paid at that time, reduced by the premium expense charge and any monthly charges then due. Surrender charges after reinstatement will apply as if the policy had not terminated. However, if the surrender charge was taken when the policy terminated, then the applicable surrender charges will not be reinstated.

If you reinstate your policy, it may become a “modified endowment contract” under current federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Charges and Deductions

We will deduct charges from the policy to compensate us for:

(a)	providing the insurance benefits under the policy (including any riders);

(b)	administering the policy;

(c)	assuming certain risks in connection with the policy (including any riders); and

(d)	selling and distributing the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge currently is 5.0%. It is equal to a Sales Charge of 3.0% plus a Premium Tax Charge of 2.0%. The Sales Charge reimburses us for selling and distributing the policy. The Premium Tax Charge reimburses us for the average cost of state and local premium taxes we pay for the policy.

Monthly Charges Against the Account Value

We deduct charges from the account value on each Monthly Calculation Date. The monthly charges are:

(a)	an Administrative Charge;

(b)	a Mortality Charge; and

(c)	a rider charge for any additional benefits provided by rider.

We deduct the monthly charges from the division(s) and the GPA in proportion to the non-loaned values of the policy in the division(s) and the GPA.

Administrative Charge. The monthly Administrative Charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charges. The monthly Mortality Charge for a policy is equal to the “amount at risk” under the policy, multiplied by the monthly Mortality Charge rate for that policy month. We determine the amount at risk on the first day of each policy month. It is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the account value.

Mortality Charge rates are based on the gender, Issue Age, and risk class of the Insured, and the Year of Coverage. We currently place Insureds into the following two standard rate classes: Nonsmoker and Smoker. We also have substandard rate classes for greater mortality risks. In otherwise identical policies, the monthly Mortality Charge rate is higher for Smokers than for Nonsmokers.

Rider Charge. You can obtain additional benefits by requesting riders on your policy. The monthly rider charges include charges for any benefits you add by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge. Each day we deduct a charge from the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering policies may be more than we estimated.

If we do not need all the money we collect in mortality and risk charges to cover death benefits and expenses, the amount we do not need will be our gain. However, even if the money we collect is not enough to cover death benefits and expenses, we will pay all death benefits and expenses.

Investment Management Fee and Other Expenses. Each of the funds incurs investment management fees and other expenses. These are deducted from the fund.

Surrender Charges

The surrender charge has two parts: an Administrative Surrender Charge and a Sales Load Surrender Charge. The Administrative Surrender Charge applies during the first 10 Policy Years for the initial Selected Face Amount, and during the first 10 Years of Coverage following an increase in the Selected Face Amount, if you surrender the policy or decrease the Selected Face Amount. The Sales Load Surrender Charge applies for the first 15 Policy Years, and during the first 15 Years of Coverage following an increase in the Selected Face Amount, if you surrender the policy or decrease the Selected Face Amount.

Administrative Surrender Charge. This charge initially is $5 for each $1,000 of Selected Face Amount; it then grades down to zero over ten years. This charge reimburses us for expenses incurred in issuing the policy, such as processing the applications (including underwriting) and setting up computer records.

Sales Load Surrender Charge. During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase in Selected Face Amount, this charge is equal to 24.5% of the premiums paid for the coverage up to the Surrender Charge Band, plus 4.5% of premiums paid for the coverage in excess of the Surrender Charge Band up to twice the Surrender Charge Band, plus 3.5% of premiums paid for the coverage in excess of twice the Surrender Charge Band up to three times the Surrender Charge Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.

The Surrender Charge Band is set forth in the policy and is an amount based on the Selected Face Amount and varies by the age, gender, and smoker classification of the Insured at the time of purchase.

Decrease in Selected Face Amount. If you decrease your Selected Face Amount, we cancel all or a part of your Selected Face Amount segments. We charge a surrender charge. The surrender charge is equal to the pro rata surrender charge for each decreased or canceled Selected Face Amount segment.

After a Selected Face Amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge.

Other Charges

Withdrawal Fee. If you make a partial withdrawal from your policy, we deduct $25 (or 2% of the amount withdrawn, if less) from the amount you withdraw. This fee reimburses us for administering withdrawals.

Loan Interest Rate Expense Charge. This charge reimburses us for the expenses of administering loans.

Special Circumstances

We may vary the charges and other terms of policies where special circumstances result in sales or administrative expenses or insurance risks that are different than those normally associated with these policies. We will make these variations only in accordance with uniform rules we establish.

Account Value, Cash Surrender Value, Surrender, and Withdrawals

The account value of the policy has two components: the Variable account value and the Fixed account value.

Variable Account Value. The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;

•	transfers to the Separate Account from the Guaranteed Principal Account;

•	transfers and withdrawals from the Separate Account;

•	monthly charges and surrender charges deducted from the Separate Account; and

•	the net investment experience of the Separate Account.

These transactions are all reflected in the variable account value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units. The net investment experience of the variable account value is reflected in the value of the accumulation units. The value of your accumulation units in a division is equal to:

•	the accumulation unit value in that division; multiplied by

•	the number of accumulation units in that division credited to your policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.

If we receive a premium or a transaction request in good order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in good order after that time, units will be purchased or sold as of the next Valuation Date.

The variable account value of the policy is the total of the values of the accumulation units in each division credited to policy.

Fixed Account Value. The fixed account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus

•	amounts transferred into the GPA from the Separate Account; minus

•	amounts transferred or withdrawn from the GPA; and minus

•	monthly charges and surrender charges deducted from the GPA.
Detailed Description of Policy Features

Interest on the Fixed Account Value. The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the loan interest rate expense charge; or

•	4% if greater.

For the part of the fixed account in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or

•	4% if greater.

The current interest rate we declare will not be less than the rate determined by an index defined in the policy, reduced by any tax charge reflecting the policy’s share of our federal income tax liability.

Cash Surrender Value. The cash surrender value of the policy is equal to:

•	the account value; minus

•	any surrender charges that apply; and minus

•	any policy debt.

Surrender. You may surrender your policy by sending a written request, using our surrender form and any other forms we require, to us at our Principal Administrative Office. The surrender will be effective on the Valuation Date we receive all required forms in good order. We will process it within seven days.

Withdrawals. On any Monthly Calculation Date at least six months after the Policy Date, you may withdraw an amount, not less than $100, up to the cash surrender value.

We deduct a fee from the amount withdrawn. We do not charge a surrender charge for a withdrawal. We will not allow a withdrawal if it would reduce the account value to an amount less than the sum of the minimum Planned Annual Premiums to date.

You must state in the withdrawal request from which divisions or the GPA you want the withdrawal made. The withdrawal amount you wish taken from each division of the Separate Account and from the GPA may not exceed the non-loaned account value in each of these. We will reduce the Selected Face Amount by the amount of the withdrawal. The withdrawal will be effective on the Valuation Date we receive the written request in good order. We will process it within seven days.

Taking a withdrawal may have adverse tax consequences under federal tax law, possibly including a 10% penalty. Please consult your tax adviser. (See also Federal Income Tax Considerations in Part V.)

Policy Loan Privilege

General. After the first Policy Year, you may take a loan from the policy as long as the account value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the policy’s account value less any surrender charge. If there is any outstanding policy debt, including any accrued interest, it reduces the maximum amount available.

Source of Loan. We take the policy loan amount from the divisions and the GPA in proportion to the amount of account value in each division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the divisions of the Separate Account from which the loan is taken.

We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the divisions during any period that:

(i)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
Detailed Description of Policy Features

(ii)	trading is restricted;

(iii)	the SEC determines a state of emergency exists; or

(iv)	the SEC permits us to delay payment for the protection of our Owners.

Loan Interest Charged. At the time of Application, you may select either a fixed loan interest rate of 6% or an adjustable loan rate. Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your “contract state.” The maximum rate is the greater of:

(i)	the published monthly average for the calendar month ending two months before the Policy Year begins; or

(ii)	5%.

If the maximum rate is less than  1 /2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least  1 /2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each Policy Anniversary. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the GPA in proportion to the non-loaned account value in each.

Repayment. You may repay all or part of any policy debt at any time while the Insured is living and while the policy is in force. You must clearly identify the payment as a loan repayment or we will consider the payments premium payments.

We will allocate all loan repayments to the GPA.

We will deduct any outstanding policy debt from the proceeds payable at death or the surrender of the policy.

Interest on Loaned Value. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 4% and the policy loan rate less a loan interest rate expense charge. We guarantee this charge will not exceed 2%. Currently, the charge is 0.9%.

Effects of Policy Loans. A policy loan affects the policy since we reduce the death benefit and cash surrender value by the amount of the loan and any accrued loan interest. If you repay the loan, we increase the death benefit and cash surrender value under the policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.

Whenever total policy debt (which includes accrued interest) equals or exceeds the account value less surrender charges, we will send a notice to you. This notice will state the amount needed to bring the policy debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if policy debt equals or exceeds the account value less any surrender charges at the end of those 31 days, the policy terminates without value.

The policy also may terminate due to insufficient value. (See Grace Period and Termination.)

Tax, Payment, and Termination Risks Relating to Policy Loans. Taking a policy loan could have adverse tax consequences for you. For example, if your policy is a “modified endowment contract” under current federal tax law, all or a portion of the loan may be treated as taxable income in the year you receive it; any loan amount that is taxable may be subject to an additional 10% penalty. (See Federal Income Tax Considerations in Part V, and especially the Modified Endowment Contracts section.)

If your policy is not a “modified endowment contract,” you may incur a significant income tax liability if the policy terminates before the death of the Insured. In this case, if your account value, reduced by any surrender charges, exceeds your cost basis for the policy, the excess will be taxable as income. Payments you receive upon termination of the policy, if any, may not be sufficient to cover the resulting tax liability. (Also see the Policy Proceeds and Loans section in Federal Income Tax Considerations.) To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the Insured; (4) high or increasing amount at risk, depending on changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions (withdrawals) under the policy.

In this case, if you surrender your policy without an outstanding loan, your cash surrender value is equal to your account value of $15,000; you receive a payment equal to the $15,000 cash surrender value, and your taxable income is $5,000 ($15,000 account value minus $10,000 cost basis).

However, if in this example you have an outstanding policy debt of $14,000, you would receive a payment equal to the cash surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

This potential situation of taxable income from policy termination exceeding the payment received at termination also may occur if the policy terminates without value because the policy debt limit is reached. If in this latter example the account value were to decrease to $14,000, due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventive action.
Detailed Description of Policy Features

III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account (“GPA”). You also may transfer some or all of the account value in the divisions of the Separate Account to the GPA. Neither our general investment account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our general investment account. Our general account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general investment account.

We guarantee amounts allocated to the GPA in excess of any policy debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 4%. For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate is an effective annual rate of 4% or, if greater, the policy loan rate less the loan interest rate expense charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. In addition to the guaranteed minimum interest rate, we will declare a calendar year guaranteed minimum rate each December for the upcoming calendar year. The rate we credit in any calendar year will not be lower than this calendar year guaranteed minimum rate. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on July 13, 1988, as a separate investment account of MassMutual. The Board established the Separate Account based on the laws of the State of Massachusetts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have since divided this segment into seven divisions. Each division invests in shares of a designated investment fund as follows:

Division	Fund

MML Blend	MML Blend Fund

MML Equity	MML Equity Fund

MML Equity Index	MML Equity Index Fund (Class II)

MML Money Market	MML Money Market Fund

MML Managed Bond	MML Managed Bond Fund

Oppenheimer Global Securities	Oppenheimer Global Securities Fund/VA

T. Rowe Price Mid-Cap Growth	T. Rowe Price Mid-Cap Growth Portfolio

We may establish additional divisions within the segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of MassMutual. Assets in the Separate Account attributable to the reserves and other liabilities under the policies cannot be charged with liabilities from any other business conducted by MassMutual. We may transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account.

The Funds

The investment funds available through the policy are offered by three investment companies. They each provide an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as MassMutual. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MassMutual, and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policyowners and owners of the variable annuity contracts.

The boards of trustees or boards of directors of the funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the boards will notify the insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each fund for the division at net asset value. All dividends and capital gain distributions received from a fund are automatically reinvested in that fund at net asset value, unless MassMutual, on behalf of the Separate Account, elects otherwise. We redeem shares of the funds at their net asset values as needed to make payments under the policies.

Some of the funds offered are similar to, or are “clones” of, mutual funds offered in the retail marketplace. These “clone” funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds’ sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

Rates of Returns

From time to time, we may report different types of historical performance for the divisions of the Separate Account available under this policy. These returns will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns do not reflect any deductions from premiums; monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report different types of actual historical performance of the investment funds underlying each division of the Separate Account. The returns we report for these funds will reflect the fund operating expenses; they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance, as past performance is no indication of future results. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post monthly investment performance reports for VLP on our Web site at massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our Life Service Center at 1-800-272-2216, Monday—Friday, 8 AM to 8 PM eastern time. Questions about the information in these reports should be directed to your personal financial representative.

On request, we will provide an illustration of account values and net surrender values for hypothetical Insureds of given ages, genders, risk classifications, premium levels and Initial Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The illustration will show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized). The net surrender value figures will assume all fund charges, the mortality and expense risk charge, and all other policy charges are deducted. The account value figures will assume all charges except the surrender charge are deducted.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

Fund Profiles

Following is a summary of the investment objectives of each fund. Please note there can be no assurance any fund will achieve its objectives. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in the accompanying prospectuses.

MML Series Investment Fund (“MML Trust”)

The MML Trust is a no-load, open-end, investment company.

MML Blend Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Equity Fund

Sub-adviser: David L. Babson & Company Inc. and Alliance Capital Management, L.P.

The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund (Class II)

Sub-adviser: Deutsche Asset Management, Inc.

The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.

(The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.)
Investment Options

MML Managed Bond Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed income securities.

MML Money Market Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Money Market Fund seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”)

Oppenheimer Funds is an open-end investment company.

Oppenheimer Global Securities Fund/VA

The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation. It invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc., is a diversified, open-end, investment company.

T. Rowe Price Mid-Cap Growth Portfolio

The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation. It invests in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index or the Russell MidCap Growth Index.

The Investment Advisers and Sub-advisers

MassMutual serves as investment adviser to the MML Trust.

MassMutual has entered into sub-advisory agreements with David L. Babson & Company Inc. (“Babson”), which is a controlled subsidiary of MassMutual, whereby Babson manages the investments of the MML Blend Fund, MML Managed Bond Fund and MML Money Market Fund.

MassMutual has entered into sub-advisory agreements with David L. Babson & Company, Inc. (“Babson”), which is a controlled subsidiary of MassMutual, and Alliance Capital Management L.P. (“Alliance”), whereby Babson and Alliance each manage a portion of the MML Equity Fund.

MassMutual has entered into sub-advisory agreements with Deutsche Asset Management, Inc. (“DAMI”). DAMI manages the investments of the MML Equity Index Fund.

The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (“OFI”). OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and ultimately controlled by MassMutual. OFI is located at 498 Seventh Avenue, New York, New York 10018.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), was founded in 1937 and is the investment adviser to the T. Rowe Price Equity Series, Inc. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202.
Investment Options

IV. Other Policy Information

When We Pay Proceeds

If the policy has not terminated, we normally pay surrender, withdrawal, or loan proceeds, or the death benefit, within seven days after we receive all required documents in good order at our Principal Administrative Office.

In addition, a death claim is not in good order until we have determined that it is valid. We investigate all death claims occurring within any two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether the claim is valid.

We pay interest on the death benefit from the date of death to the date of payment.

We can delay payment of the cash surrender value or any withdrawal or loan from the Separate Account during any period when:

(i)	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii)	trading is restricted by the SEC; or

(iii)	the SEC declares an emergency exists; or

(iv)	the SEC, by order, permits us to delay payment in order to protect our Owners.

Also, we can delay payment of the death benefit during such a period if:

•	the period begins on or before the date of the Insured’s death; and

•	the amount of the death benefit is based on the variable account value of the policy as of the date of the Insured’s death.

We may delay paying any cash surrender value, any withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Principal Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Payment Options

We will pay the policy proceeds (the death benefit or the cash surrender value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the policy. The following payment options are currently available.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.

Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
Other Policy Information

Installments of Specified Amount	Each monthly payment is for an agreed specified amount not less than $10 for each $1,000 applied under the option. Interest of at least 3% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount we hold runs out.

Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payment of the total amount applied, we will continue to make monthly payments as long as the named person lives.

Joint Lifetime Income	Equal monthly payments based on the lives of two named persons. The same payment is made each month until both named persons have died. You can elect income with or without a minimum payment period.

Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living. When one dies, we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

Withdrawal Rights Under Payment Options. If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person’s life.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds upon the Insured’s death. The applicant names the Beneficiary in the application for the policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

You may change the Beneficiary during the Insured’s lifetime by writing to our Principal Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the Insured’s death, unless provided otherwise, the death benefit is paid to you or, if deceased, to your estate.

Assignment

You may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Principal Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any policy change requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of your policy after it has been in force during the Insured’s lifetime for two years after the Issue Date.

For any policy change requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of the change after it has been in effect for two years during the lifetime of the Insured.

Error of Age or Gender

If the Insured’s age or gender is misstated in the policy application, we will adjust the death benefit we pay under the policy based on what the policy would provide based on the most recent monthly charge for the correct date of birth and correct gender.
Other Policy Information

Suicide

If the Insured dies by suicide, while sane or insane, the policy benefit may be limited.

•	If the death occurs within two years after the Issue Date, the death benefit will be limited to the sum of all premiums paid, less any withdrawals and any policy debt.

•
If death occurs within two years after the effective date of an increase in Selected Face Amount (but at least two years after the Issue Date), the death benefit attributed to the increase is limited to the sum of the monthly charges made for the increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the monthly charges. If you choose to add a rider for which we charge you may cancel it at any time upon written request.

The terms and conditions of these riders may vary from state to state. Subject to state availability, the following riders are available.

Waiver of Monthly Charges Rider. This rider provides that, in the event of the Insured’s total disability that begins before Attained Age 65 and continues for at least six months, we will waive the monthly charges on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60).

Accidental Death Benefit Rider. This rider provides for an addition to the death benefit in the event the Insured’s death was caused by accidental bodily injury occurring within six months before the Insured’s death. This rider provides no benefit if the Insured dies after Attained Age 69.

Insurability Protection Rider. This rider allows the Policyowner to increase the Selected Face Amount of the policy for a specified amount on specified dates, without evidence of insurability.

Accelerated Death Benefit Rider. This rider advances the Policyowner a portion of the death benefit when we receive proof, satisfactory to us, the Insured is terminally ill and is not expected to live more than 12 months. In return for the advanced payment, a lien is established against the policy, equal to the amount of the death benefit accelerated under the policy. Interest is not charged on the lien.

Sales and Other Agreements

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Investors Services, Inc. (“MMLISI”), at the same address serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. (the “NASD”).

The policy is no longer offered for sale to the public. Owners may continue, however, to make premium payments under their existing policies. MMLISI is the current broker-dealer for the existing policies.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policy.

Agents who sell these policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each Year of Coverage. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year. The maximum commission percentages are as follows.

For coverage year 1, 50% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; for coverage years 2 through 10, 6% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; and for coverage years 11 and beyond, 2% of all premium paid.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives of MMLISI also may receive commission overrides, allowances and other compensation.

We may pay independent, third party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents.
Other Policy Information
V. Other Information

MassMutual

Massachusetts Mutual Life Insurance Company (the “Company”) is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. The Company is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.

MassMutual’s Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The segment and the Separate Account are part of MassMutual.

Due to MassMutual’s current tax status, we do not charge the segment for MassMutual’s federal income taxes that may be a result of activity of the segment. Periodically, MassMutual reviews the question of a charge to the segment for MassMutual’s federal income taxes. In the future, we may impose a charge for any federal income taxes paid by MassMutual resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the Guaranteed Principal Account, we may charge for the policy’s share of MassMutual’s federal income taxes that are a result of activity of the GPA.

Under current laws, MassMutual may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. MassMutual reserves the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account, the segment and the divisions. Each year within the 30 days following the Policy Anniversary Date, we will mail you a report showing:

(i)	the account value at the beginning of the previous Policy Year,

(ii)	all premiums paid since that time,

(iii)	all additions to and deductions from the account value during the year, and

(iv)	the account value, death benefit, cash surrender value and policy debt as of the last Policy Anniversary Date.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood the current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.
Other Information

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the Beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy Face Amount. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and

•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its cash surrender value, all or a portion of the distribution may be taxable as income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when it is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your income as a result of the surrender.

A change of the Owner or the Insured, or an exchange or assignment of the policy, may cause the Owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the Owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s cash surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your Beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or Beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policyowner, have control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policyowner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1 /2; or

(ii)	made because the taxpayer became disabled; or

(iii)
made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.
Other Information

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new, lower 7-pay limit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distributions and loans.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC provides that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, the IRS has not exercised its authority to extend the MEC tax rules to any distributions received in a year prior to the one in which the policy became a MEC.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy to the extent you have invested in these divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The policy’s number of shares of the funds is determined by dividing the policy’s account value held in each division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions. Shares of the funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;

•	Create new Separate Accounts and new segments;

•	Combine any two or more Separate Accounts, segments or divisions;
Other Information

•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;

•
Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases.

•	Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;

•	Substitute one or more funds for other funds with similar investment objectives;

•	Delete funds or close funds to future investments; and

•	Change the name of the Separate Account.

We have reserved all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

Bonding Arrangement

An insurance company blanket bond is maintained providing $100 million coverage for directors, officers, employees, general agents and agents of MassMutual (subject to a $500,000 deductible).

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.

Experts

The financial statements included in this prospectus for the Variable Life Plus (VLP) segment of Massachusetts Mutual Variable Life Separate Account I and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2001 and 2000, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2001, 2000 and 1999 included elsewhere in the prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the change in certain accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001), which practices differ from accounting principles generally accepted in the United States of America and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Other Information
Appendix A
Definition of Terms

Account Value: The sum of the variable account value and the fixed account value of the policy.

Attained Age: The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the death benefit at the Insured’s death.

Cash Surrender Value: The amount payable to an Owner upon surrender of the policy. It is equal to the account value less any surrender charges that apply and less any policy debt.

Death Benefit: The amount paid following receipt of due proof of the Insured’s death. The death benefit is described in Part II of this prospectus.

Fixed Account Value: The current account value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, “in good order” means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account (“GPA”): Part of our general investment account, the GPA is a fixed account to and from which you may make allocations and transfers.

Insured: The person whose life this policy insures.

Issue Age:    The age of the Insured at his or her birthday nearest the Policy Date.

Issue Date: The date on which the policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Face Amount: The death benefit needed for the policy to qualify as life insurance under federal tax law.

Monthly Calculation Date: The monthly date on which the monthly charges for the policy are due. The first Monthly Calculation Date is the Policy Date, and subsequent Monthly Calculation Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the policy account value each month.

Net Premium: The premium payment we receive in good order, minus the premium expense charge.

Notice: A notification, in a form satisfactory to us, that we receive at our Principal Administrative Office. A notice usually must be written, but we may accept notices by other means.

If we accept a notice by telephone, facsimile, or electronic mail, we will take reasonable steps to confirm that the notification is in a form satisfactory to us. For example, we may record all notices accepted by telephone. If you incur a loss due to unauthorized or fraudulent notification, we may be liable for the loss if caused by our failure to take these steps.

Owner: The person or entity that owns the policy.

Policy: The flexible premium variable whole life insurance policy offered by MassMutual and described in this prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.

Appendix A
Policy Date: The date shown on the policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Calculation Dates.

Policy Debt: All outstanding policy loans plus accrued loan interest.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Principal Administrative Office: Our Principal Administrative Office is located at P.O. Box 1865, Life Customer Service Center Hub, Springfield, Massachusetts 01102-1865.

Request: A notice asking for a change or an additional benefit. We may require that this notice be in good order.

Separate Account: The policy’s designated segment of the “Massachusetts Mutual Variable Life Separate Account I” established by MassMutual under the laws of Massachusetts and registered as a unit investment trust with the Securities and Exchange Commission under 1940 Act. The Separate Account is used to receive and invest net premiums for this policy.

Target Premium: The level of premium payments used to determine commission payments. The Target Premium is equal to the minimum Planned Annual Premium. It is based on the Selected Face Amount, the first premium paid, and the Issue Age, gender, and risk classification of the Insured.

Valuation Date: A date on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Variable Account Value: The total of the values of the accumulation units credited to the policy in each division of the Separate Account multiplied by your number of units in that division.

We, us, our: Refer to MassMutual.

Year of Coverage: For the initial Selected Face Amount, each Policy Year is a Year of Coverage. For any increase in the Selected Face Amount, each Year of Coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the policy.
Appendix A
Appendix B
Example of the Impact of the Account Value and Premiums on the Policy Death Benefit

Assume the following:

•	Selected Face Amount is $1,000,000

•	Account value is $50,000

•	Minimum face amount is $219,000

•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum face amount increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum face amount decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Appendix B

Appendix C

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Corning, Inc. Chairman (2001) Chairman and Chief Executive Officer (1996-2000)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

James H. DeGraffenreidt, Jr., Director 1100 H Street North West Washington, DC 20080	WGL Holdings, Inc.
    Chairman and Chief Executive Officer (since 2001)
    Chairman, President, and Chief Executive Officer (2000-2001)
    Chairman and Chief Executive Officer (1998-2000)
    President and Chief Executive Officer (1998)
President and Chief Operating Officer (1994-1998)

Patricia Diaz Dennis, Director 175 East Houston, Room 5-A-50 San Antonio, TX 78205	SBC Communications Inc. Senior Vice President—Regulatory and Public Affairs (since 1998) Senior Vice President and Assistant General Counsel (1995-1998)

Anthony Downs, Director 1775 Massachusetts Ave., N.W. Washington, DC 20036-2188	The Brookings Institution Senior Fellow (since 1977)

James L. Dunlap, Director 2514 Westgate Houston, TX 77019	Ocean Energy, Inc. Vice Chairman (1998-1999) United Meridian Corporation President and Chief Operating Officer (1996-1998)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995)

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners, LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997-2000)

Appendix C

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Charles K. Gifford, Director 100 Federal Street, MA DE 10026A Boston, MA 02110	FleetBoston Financial
    President and Chief Executive Officer (since 2001)
    President and Chief Operating Officer (1999-2001)
BankBoston, N.A.
    Chairman and Chief Executive Officer (1996-1999)
BankBoston Corporation
Chairman (1998-1999) and Chief Executive Officer (1995-1999)

William N. Griggs, Director One State Street, 9th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996)

John F. Maypole, Director 55 Sandy Hook Road — North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company
    Chairman (since 2000), Director, President and Chief Executive
        Officer (since 1999)
American International Group, Inc.
    Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Marc Racicot, Director 2000 K Street, N.W., Suite 500 Washington, DC 20006-1872	Bracewell & Patterson, LLP Partner (since 2001) State of Montana Governor (1993-2000)

Appendix C

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Executive Vice Presidents:

Susan A. Alfano 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President and General Counsel (since 1993)

Frederick Castellani 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Howard Gunton 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999-2001) AIG Life Insurance Co. Senior Vice President & CFO (1973-1999)

James E. Miller 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 1997 and 1987-1996)

Christine M. Modie 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company
    Executive Vice President and Chief Information Officer
        (since 1999)
Travelers Insurance Company
    Senior Vice President and Chief Information Officer
(1996-1999)

John V. Murphy 1295 State Street Springfield, MA 01111	OppenheimerFunds, Inc.
    Chairman, President, and Chief Executive Officer (since 2001)
    President & Chief Operating Officer (2000-2001)
Massachusetts Mutual Life Insurance Company
Executive Vice President (since 1997)

Stuart H. Reese 1295 State Street Springfield, MA 01111	David L. Babson and Co. Inc.
    Chairman and Chief Executive Officer (since 2001)
    President and Chief Executive Officer (1999-2001)
Massachusetts Mutual Life Insurance Company
    Executive Vice President and Chief Investment Officer
        (since 1999)
Chief Executive Director-Investment Management (1997-1999)

Matthew Winter 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998-2001) Vice President (1996-1998)

Appendix C
Independent Auditors’ Report

The Board of Directors and Policyowners of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the divisions of Massachusetts Mutual Variable Life Separate Account I –  Variable Life Plus Segment (“the Account”), as of December 31, 2001, the related statements of Operations and the statements of Changes in Net Assets for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 2001, the results of its operations and its changes in net assets for the years ended December 31, 2001, 2000 and 1999 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 15, 2002
Massachusetts Mutual Variable Life Separate Account I - Variable Life Plus Segment

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	T.Rowe Price Mid-Cap Growth Division

ASSETS

Investments

Number of shares	418,647	858,207	22,775	44,927	185,586	28,211	54,849

Identified cost (Note 3B)	$ 8,637,922	$ 25,572,155	$ 391,860	$ 549,138	$ 185,569	$ 802,476	$ 1,022,939

Value (Note 3A)	$ 6,180,106	$ 18,265,596	$ 321,817	$ 551,171	$ 185,356	$ 644,345	$ 1,001,550

Dividends receivable	-	-	-	-	277	-	-

Receivable from Massachusetts Mutual Life Insurance Company	2,114	2,490	-	489	-	599	850

Total assets	6,182,220	18,268,086	321,817	551,660	185,633	644,944	1,002,400

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company	-	-	39	-	9	-	-

NET ASSETS	$ 6,182,220	$ 18,268,086	$ 321,778	$ 551,660	$ 185,624	$ 644,944	$ 1,002,400

Net Assets

For variable life insurance policies	$ 6,182,220	$ 18,268,086	$ 321,778	$ 551,660	$ 185,624	$ 644,944	$ 1,002,400

Accumulation units (Notes 7 and 8)

Policyowners	1,893,562	4,891,141	414,620	200,681	97,086	778,586	1,069,924

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)

December 31, 2001	$ 3.26	$ 3.73	$ 0.78	$ 2.75	$ 1.91	$ 0.83	$ 0.94

December 31, 2000	3.48	4.40	0.89	2.56	1.85	0.95	0.95

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Life Plus Segment

STATEMENT OF OPERATIONS
For The Year Ended December 31, 2001

	2001
	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	T. Rowe Price Mid-Cap Growth Division

Investment income
Dividends (Note 3B)	$ 1,228,438	$ 5,469,970	$ 3,404	$ 38,747	$ 7,442	$ 86,460	$ -

Expenses
Mortality and expense risk fees (Note 4)	25,209	77,737	1,293	2,302	794	2,537	3,735

Net investment income (loss) (Note 3C)	1,203,229	5,392,233	2,111	36,445	6,648	83,923	(3,735)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(128,283)	579,117	(8,038)	2,789	(43)	(21,218)	(10,860)
Change in net unrealized appreciation (depreciation) of investments	(1,492,996)	(9,210,735)	(39,235)	1,879	(214)	(151,336)	1,433

Net gain (loss) on investments	(1,621,279)	(8,631,618)	(47,273)	4,668	(257)	(172,554)	(9,427)

Net increase (decrease) in net assets resulting from operations	$ (418,050)	$ (3,239,385)	$ (45,162)	$ 41,113	$ 6,391	$ (88,631)	$ (13,162)

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Life Plus Segment

STATEMENTS OF OPERATIONS
For The Years Ended December 31, 2000 and 1999

	2000							1999
	MML Blend Division	MML Equity Division	*MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	*Oppenheimer Global Securities Division	*T. Rowe Price Mid-Cap Growth Division	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division

Investment income
Dividends (Note 3B)	$ 1,206,028	$ 1,950,612	$ 2,286	$ 30,100	$ 13,749	$ -	$ 15,360	$ 692,514	$ 8,587	$ 32,030	$ 385,973

Expenses
Mortality and expense risk fees (Note 4)	28,496	88,517	376	2,084	937	532	720	94,355	734	2,096	29,875

Net investment income (loss) (Note 3C)	1,177,532	1,862,095	1,910	28,016	12,812	(532)	14,640	598,159	7,853	29,934	356,098

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 6)	217,415	1,272,552	(3,126)	(512)	-	(220)	(424)	761,922	-	5,450	141,087
Change in net unrealized appreciation (depreciation) of investments	(1,415,134)	(2,567,816)	(30,808)	26,054	-	(6,795)	(22,821)	(2,353,710)	-	(48,064)	(620,277)

Net gain (loss) on investments	(1,197,719)	(1,295,264)	(33,934)	25,542	-	(7,015)	(23,245)	(1,591,788)	-	(42,614)	(479,190)

Net increase (decrease) in net assets resulting from operations	$ (20,187)	$ 566,831	$ (32,024)	$ 53,558	$ 12,812	$ (7,547)	$ (8,605)	$ (993,629)	$ 7,853	$ (12,680)	$ (123,092)

*	For the Period September 11, 2000, (Commencement of Operations) Through December 31, 2000

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Life Plus Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 2001

	2001
	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	T. Rowe Price Mid-Cap Growth Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 1,203,229	$ 5,392,233	$ 2,111	$ 36,445	$ 6,648	$ 83,923	$ (3,735)

Net realized gain (loss) on investments	(128,283)	579,117	(8,038)	2,789	(43)	(21,218)	(10,860)

Change in net unrealized appreciation (depreciation) of investments	(1,492,996)	(9,210,735)	(39,235)	1,879	(214)	(151,336)	1,433

Net increase (decrease) in net assets resulting from operations	(418,050)	(3,239,385)	(45,162)	41,113	6,391	(88,631)	(13,162)

Capital transactions: (Note 7)

Transfer of net premium	686,708	2,333,592	43,908	43,798	29,469	82,940	118,904

Transfer to (from) Guaranteed Principal Account	(64,062)	(72,097)	1,995	(41,549)	(30,068)	-	507

Transfer of surrender values	(217,998)	(454,314)	(13,906)	(23,000)	(18,857)	(9,546)	(6,185)

Transfer due to death benefits	(11,373)	(19,923)	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	(168,861)	(1,000,679)	(3,821)	(10,276)	(62)	(4,947)	(8,818)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	8,480	19,951	(226)	(2,807)	(788)	120	221

Withdrawal due to charges for administrative and insurance costs	(412,609)	(1,292,641)	(20,831)	(36,779)	(6,788)	(43,199)	(75,139)

Divisional transfers	(35,692)	(114,116)	29,521	38,940	2,758	38,838	39,751

Net increase/decrease in net assets resulting from capital transactions	(215,407)	(600,227)	36,640	(31,673)	(24,336)	64,206	69,241

Total increase (decrease)	(633,457)	(3,839,612)	(8,522)	9,440	(17,945)	(24,425)	56,079

NET ASSETS, at beginning of the year	6,815,677	22,107,698	330,300	542,220	203,569	669,369	946,321

NET ASSETS, at end of the year	$ 6,182,220	$ 18,268,086	$ 321,778	$ 551,660	$ 185,624	$ 644,944	$ 1,002,400

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Life Plus Segment

STATEMENTS OF CHANGES IN NET ASSETS
For The Years Ended December 31, 2000 and 1999

	2000							1999
	MML Blend Division	MML Equity Division	*MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	*Oppenheimer Global Securities Division	*T. Rowe Price Mid-Cap Growth Division	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 1,177,532	$ 1,862,095	$ 1,910	$ 28,016	$ 12,812	$ (532)	$ 14,640	$ 356,098	$ 598,159	$ 29,934	$ 7,853

Net realized gain (loss) on investments	217,415	1,272,552	(3,126)	(512)	-	(220)	(424)	141,087	761,922	5,450	-

Change in net unrealized appreciation/ depreciation of investments	(1,415,134)	(2,567,816)	(30,808)	26,054	-	(6,795)	(22,821)	(620,277)	(2,353,710)	(48,064)	-

Net increase (decrease) in net assets resulting from operations	(20,187)	566,831	(32,024)	53,558	12,812	(7,547)	(8,605)	(123,092)	(993,629)	(12,680)	7,853

Capital transactions: (Note 7)

Transfer of net premium	759,287	2,875,157	9,239	66,577	767	26,723	35,592	919,899	3,008,815	62,338	53,084

Transfer to (from) Guaranteed Principal Account	(43,525)	(21,225)	6,687	5,181	-	2,751	7,468	-	-	-	-

Transfer of surrender values	(304,174)	(746,200)	-	(18,358)	(1,577)	-	-	(176,216)	(536,864)	(45,000)	(5,371)

Transfer due to death benefits	(29,724)	(42,321)	-	(605)	-	-	-	(4,172)	(44,659)	-	-

Transfer due to policy loans, net of repayments (Note 3D)	(79,442)	(423,535)	(45,746)	(8,166)	(522)	(2,251)	(5,158)	(73,472)	(710,175)	(19,186)	(453)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	5,016	443	(1,618)	(114)	25	(1,920)	(2,690)	2,342	4,404	1,198	28

Withdrawal due to charges for administrative and insurance costs	(430,605)	(1,355,225)	(6,083)	(31,415)	(6,601)	(7,800)	(12,309)	(475,086)	(1,441,918)	(33,034)	(4,764)

Divisional transfers	(417,223)	(1,513,068)	399,845	(33,137)	(27,853)	659,413	932,023	(95,445)	111,096	(1,115)	(14,536)

Net increase (decrease) in net assets resulting from capital transactions	(540,390)	(1,225,974)	362,324	(20,037)	(35,761)	676,916	954,926	97,850	390,699	(34,799)	27,988

Total increase (decrease)	(560,577)	(659,143)	330,300	33,521	(22,949)	669,369	946,321	(25,242)	(602,930)	(47,479)	35,841

NET ASSETS, at beginning of the period/year	7,376,254	22,766,841	-	508,699	226,518	-	-	7,401,496	23,369,771	556,178	190,677

NET ASSETS, at end of the year	$ 6,815,677	$ 22,107,698	$ 330,300	$ 542,220	$ 203,569	$ 669,369	$ 946,321	$ 7,376,254	$ 22,766,841	$ 508,699	$ 226,518

*	For the Period September 11, 2000, (Commencement of Operations) Through December 31, 2000.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Life Plus Segment

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988, by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains eleven segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life®.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s new survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II.

On November 20, 2000, MassMutual established a tenth segment (“VUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life II.

On November 20, 2000, MassMutual established an eleventh segment (“LVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Leadership Variable Universal Life.

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account I assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

Notes To Financial Statements (Continued)

2.	INVESTMENT OF VARIABLE LIFE PLUS SEGMENT’S ASSETS

The Variable Life Plus Segment consists of seven divisions. Each division invests in corresponding shares of either the MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Funds”), or the T. Rowe Price Equity Series, Inc. (“T. Rowe Price”).

The MML Trust is an open-end, investment company registered under the 1940 Act. Five of its thirteen separate series are available to the Variable Life Plus Segment’s policyowners: MML Blend Fund, MML Equity Fund, MML Equity Index Fund (Class II), MML Managed Bond Fund and MML Money Market Fund. MassMutual serves as investment adviser of each of the MML Funds pursuant to an investment management agreement. David L. Babson and Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund and MML Money Market Fund. MassMutual has entered into a sub advisory agreement with Deutsche Asset Management, Inc. (“DAMI”) whereby DAMI manages the investments of the MML Equity Index Fund (Class II). Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as sub-adviser to the Fund.

Oppenheimer Funds is an open-end, management investment company registered under the 1940 Act with one of its Funds available to the Variable Life Plus Segment’s policyowners: Oppenheimer Global Securities Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as the investment adviser to the Oppenheimer Funds.

T. Rowe Price is a diversified, open-end, investment company registered under the 1940 Act with one of its separate series available to the Variable Life Plus Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio, T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

In addition to the seven divisions of the Variable Life Plus Segment, a policyowner may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general account. Because of exemptive and exclusionary provisions, interests in the GPA are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by Variable Life Plus Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation
Investments in the MML Trust, Oppenheimer Funds and T. Rowe Price are each stated at market value which is the net asset value per share of each of the respective underlying funds.

B. Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income, and gains from realized gain distributions, are recorded on the ex-dividend date.

C. Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Variable Life Plus Segment is part of MassMutual’s total operations and is not taxed separately. The Variable Life Plus Segment will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Variable Life Plus Segment credited to the policies. Accordingly, MassMutual does not intend to make any charge to the Variable Life Plus Segment’s divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Variable Life Plus Segment.

Notes To Financial Statements (Continued)

D. Policy Loan

When a policy loan is made, the Variable Life Plus Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of Variable Life Plus Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate in all jurisdictions except Arkansas, at the time of application. All loan repayments are allocated to the GPA.

The policyowner earns interest at an annual rate determined by MassMutual, which will not be less than 4%, on any loaned amount.

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

MassMutual charges the Variable Life Plus Segment of Separate Account I’s divisions for the mortality and expense risks it assumes. The charge is made daily at an effective annual rate of 0.40% of the value of each division’s net assets.

MassMutual makes certain deductions from the annual premium before amounts are allocated to the Variable Life Plus Segment of Separate Account I and the Guaranteed Principal Account. The deductions are for sales charges and state premium taxes. No additional deductions are taken when money is transferred from the Guaranteed Principal Account to the Variable Life Plus Segment of Separate Account I. MassMutual also makes certain charges for the cost of insurance and administrative costs.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The mortality risk is fully borne by MassMutual and may result in additional amounts being transferred into the Variable Life Plus Segment’s account by MassMutual to cover greater longevity of insureds than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to MassMutual.

5.	SALES AGREEMENTS

MML Investors Services, Inc. (“MMLISI”), a wholly owned subsidiary of MassMutual, served as principal underwriter (as defined in the Investment Company Act of 1940, as amended) of the policies pursuant to an agreement among MMLISI, MassMutual and Separate Account I. MMLISI is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

Pursuant to the underwriting and servicing agreement, commissions or other fees due to registered representatives for servicing the policies are paid by MassMutual through MMLISI. MMLISI receives compensation for its actions as underwriter of the policies.

The policies are no longer offered for sale to the public. Policyowners may continue to make premium payments under existing policies.

6.	PURCHASES AND SALES OF INVESTMENTS

For The Year Ended	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	T.Rowe Price Mid-Cap Growth Division
December 31, 2001

Cost of purchases	$1,664,389	$6,762,378	$ 68,369	$ 108,252	$ 11,542	$194,661	$129,694

Proceeds from sales	(683,092)	(1,989,200)	(29,903)	(104,500)	(28,582)	(47,627)	(65,713)
Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For The Year Ended	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	T. Rowe Price Mid-Cap Growth Division
December 31, 2001

Units purchased	209,093	596,734	54,962	16,352	15,500	100,277	134,061

Units withdrawn and transferred to Guaranteed Principal Account	(194,373)	(446,716)	(43,799)	(22,365)	(13,551)	(64,834)	(91,812)

Units transferred between divisions	(64,084)	(269,771)	31,192	10,980	1,430	35,192	30,949

Massachusetts Mutual Life Insurance Company units withdrawn	(16,722)	(16,870)		(16,241)	(16,240)

Net increase (decrease)	(66,086)	(136,623)	42,355	(11,274)	(12,861)	70,635	73,198

Units, at beginning of the year	1,959,648	5,027,764	372,265	211,955	109,947	707,951	996,726

Units, at end of the year	1,893,562	4,891,141	414,620	200,681	97,086	778,586	1,069,924

For The Year Ended	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	T. Rowe Price Mid-Cap Growth Division
December 31, 2000

Units purchased	218,952	698,896	12,357	29,881	424	31,043	39,180

Units withdrawn and transferred to Guaranteed Principal Account	(241,869)	(594,709)	(6,615)	(24,205)	(4,820)	(8,354)	(13,123)

Units transferred between divisions	(130,288)	(380,848)	366,523	(13,941)	(14,882)	685,262	970,669

Net increase (decrease)	(153,205)	(276,661)	372,265	(8,265)	(19,278)	707,951	996,726

Units, at beginning of the year	2,112,853	5,304,425	-	220,220	129,225	-	-

Units, at end of the year	1,959,648	5,027,764	372,265	211,955	109,947	707,951	996,726

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A summary of unit values and units outstanding and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2001, follows:

		Net Assets
	Units	Unit Value	Amount	Expenses as a % of Average Net Assets	Total Return
MML Blend Division

December 31,

2001	1,893,562	$ 3.26	$6,182,220	0.40%	(6.13)%
2000	1,959,648	3.48	6,815,677	0.40%	(0.38)%
1999	2,112,853	3.49	7,376,254	0.40%	(1.63)%
1998	2,085,470	3.55	7,401,496	0.40%	13.11%
1997	2,014,477	3.14	6,320,934	0.40%	20.43%

MML Equity Division

December 31,

2001	4,891,141	3.73	18,268,086	0.40%	(15.06)%
2000	5,027,764	4.40	22,107,698	0.40%	2.46%
1999	5,304,425	4.29	22,766,841	0.40%	(4.20)%
1998	5,216,108	4.48	23,369,771	0.40%	15.74%
1997	5,135,823	3.87	19,881,077	0.40%	28.10%

MML Equity Index Division

December 31,

2001	414,620	0.78	321,778	0.40%	(12.53)%
2000*	372,265	0.89	330,300	0.40%	(11.27)%

MML Managed Bond Division

December 31,

2001	200,681	2.75	551,660	0.40%	7.46%
2000	211,955	2.56	542,220	0.40%	10.79%
1999	220,220	2.31	508,699	0.40%	(2.22)%
1998	235,419	2.36	556,178	0.40%	7.71%
1997	220,183	2.19	482,963	0.40%	9.48%

MML Money Market Division

December 31,

2001	97,086	1.91	185,624	0.40%	3.26%
2000	109,947	1.85	203,569	0.40%	5.63%
1999	129,225	1.75	226,518	0.40%	4.37%
1998	113,536	1.68	190,677	0.40%	4.75%
1997	95,516	1.60	153,133	0.40%	4.77%

Oppenheimer Global Securities Division

December 31,

2001	778,586	0.83	644,944	0.40%	(12.39)%
2000*	707,951	0.95	669,369	0.40%	(5.45)%

T. Rowe Price Mid-Cap Growth Division

December 31,

2001	1,069,924	0.94	1,002,400	0.40%	(1.32)%
2000*	996,726	0.95	946,321	0.40%	(5.06)%

*	Commenced operations

Report of Independent Auditors

To the Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2001 and 2000, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraphs, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for the years ended December 31, 2001, 2000 and 1999.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for the years ended December 31, 2001, 2000 and 1999, on the statutory basis of accounting described in Note 1.

As discussed in Note 2 to the statutory financial statements, the Company has changed certain statutory accounting practices. These practices changed as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
March 1, 2002 (except with respect to the
    matter discussed in note 16, as to which
    the date is March 9, 2002)

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2001	2000
	(In Millions)

Assets:

Bonds	$26,596.3	$25,212.5
Common stocks	444.7	486.8
Mortgage loans	6,930.1	6,949.5
Real estate	1,923.7	2,017.0
Policy loans	6,071.2	5,727.1
Other investments	3,418.3	2,842.8
Cash and short-term investments	4,683.8	2,292.4

Total invested assets	50,068.1	45,528.1
Other assets	2,261.4	1,820.6

	52,329.5	47,348.7
Separate account assets	17,909.5	18,819.7

Total assets	$70,239.0	$66,168.4

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2001	2000
	(In Millions)

Liabilities:

Policyholders’ reserves and funds	$42,768.8	$39,117.3
Policyholders’ dividends	1,146.8	1,130.3
Policyholders’ claims and other benefits	364.2	333.5
Federal income taxes	674.3	740.2
Asset valuation and other investment reserves	690.8	892.6
Other liabilities	1,533.4	1,299.2

	47,178.3	43,513.1
Separate account liabilities	17,909.5	18,819.7

Total liabilities	65,087.8	62,332.8
Policyholders’ contingency reserves	5,151.2	3,835.6

Total liabilities and policyholders’ contingency reserves	$70,239.0	$66,168.4

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Revenue:

Premium income	$10,386.2	$ 9,325.3	$ 7,171.0
Net investment income	3,586.2	3,313.6	3,075.8
Fees and other income	195.5	180.8	170.1

Total revenue	14,167.9	12,819.7	10,416.9

Benefits and expenses:

Policyholders’ benefits and payments	7,031.8	9,238.4	7,294.0
Addition to policyholders’ reserves and funds	4,204.7	834.5	654.1
Operating expenses	568.0	451.5	450.7
Commissions	348.4	324.4	281.8
State taxes, licenses and fees	99.3	85.8	82.4
Federal income taxes	122.3	147.2	160.9

Total benefits and expenses	12,374.5	11,081.8	8,923.9

Net gain from operations before dividends	1,793.4	1,737.9	1,493.0

Dividends to policyholders	1,097.0	1,086.2	1,031.0

Net gain from operations	696.4	651.7	462.0

Net realized capital gains	123.3	93.2	5.4

Net income	$ 819.7	$ 744.9	$ 467.4

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Policyholders’ contingency reserves, beginning of year, as previously reported	$3,835.6	$3,411.3	$3,188.8

Cumulative effect of the change in statutory accounting principles	981.2	–	–

Policyholders’ contingency reserves, beginning of year, as adjusted	4,816.8	3,411.3	3,188.8

Increases (decreases) due to:
Net income	819.7	744.9	467.4
Change in net unrealized capital losses	(490.7)	(321.7)	(201.7)
Change in asset valuation and other investment reserves	201.8	101.3	59.5
Change in non-admitted assets	(210.1)	(100.3)	(11.2)
Change in prior year policyholders’ reserves	–	(0.2)	(13.0)
Benefit plan enhancements	–	–	(78.9)
Other	13.7	0.3	0.4

	334.4	424.3	222.5

Policyholders’ contingency reserves, end of year	$5,151.2	$3,835.6	$3,411.3

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2001	2000	1999
	(In Millions)

Operating activities:
Net income	$ 819.7	$ 744.9	$ 467.4
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	3,623.1	1,930.4	1,911.0
Net realized capital (gains)	(123.3)	(93.2)	(5.4)
Other changes	34.1	(42.7)	(220.2)

Net cash provided by operating activities	4,353.6	2,539.4	2,152.8

Investing activities:
Loans and purchases of investments	(13,095.2)	(14,177.4)	(14,180.3)
Sales and maturities of investments and receipts from repayment of loans	11,133.0	12,144.6	12,690.0

Net cash used in investing activities	(1,962.2)	(2,032.8)	(1,490.3)

Increase in cash and short-term investments	2,391.4	506.6	662.5

Cash and short-term investments, beginning of year	2,292.4	1,785.8	1,123.3

Cash and short-term investments, end of year	$ 4,683.8	$ 2,292.4	$ 1,785.8

See Notes to Statutory Financial Statements.

Notes to Statutory Financial Statements

Massachusetts Mutual Life Insurance Company (the “Company”) is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. The Company is organized as a mutual life insurance company.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

On January 1, 2001, the Company adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. See Note 2 for additional information with respect to the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“United States GAAP”). As of January 1, 2001, the more significant differences between accounting principles pursuant to Codification and United States GAAP are as follows: (a) acquisition costs, such as commissions and other variable costs that are directly related to acquiring new business, are charged to current operations as incurred, whereas United States GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas United States GAAP reserves would generally be based upon net level premium, estimated gross margin method, and appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas United States GAAP generally requires they be reported at fair value; (d) deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves, whereas United States GAAP would include deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas, under United States GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority-owned subsidiaries and other controlled entities are accounted for using the equity method, whereas United States GAAP would consolidate these entities; (g) surplus notes are reported in policyholders’ contingency reserves, whereas United States GAAP would report these notes as liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against surplus, while under United States GAAP, “non-admitted assets” are recorded, net of any valuation allowance; and (i) reinsurance recoverables on unpaid losses are reported as a reduction of policyholders’ reserves and funds, while under United States GAAP, they are reported as an asset.

The Division has the right to permit other specific practices that deviate from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company was allowed as an admitted asset as of December 31, 2001 and 2000. However, the amount of this admitted asset was limited to the prepaid balance at December 31, 2000 and is reduced each quarter until the asset equals zero at December 31, 2003. This permitted practice does not affect net income. A reconciliation of the Company’s surplus between the practices permitted by the Division and Codification as of December 31, 2001 is as follows (in millions):

Policyholders’ contingency reserves, as reported	$5,151.2
Less admitted prepaid pension asset	(255.6)

Policyholders’ contingency reserves, Codification	$4,895.6

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining investment valuation reserves, impairments and the liability for future policyholders’ reserves and funds and policyholders’ dividends. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Notes to Statutory Financial Statements, Continued

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk exist.

The following is a description of the Company’s principal accounting policies and practices.

a. Investments

Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the constant yield method, preferred stocks in good standing at cost, and common stocks at fair value with unrealized gains and losses included in policyholders’ contingency reserves.

The value of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established.

For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

Mortgage loans are valued at amortized cost net of valuation reserves. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation reserve is established for the excess of carrying value of the mortgage loan over its estimated fair value. The estimated fair value is based on the collateral value of the loan if the loan is collateralized. Any change to the valuation reserve for mortgage loans is included in net unrealized capital gains and losses. If the impairment is other than temporary, a direct write down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Collateral value is used as the measurement method if foreclosure becomes probable.

Foreclosed real estate is recorded at the lower of cost or collateral fair value at the foreclosure date. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan’s effective interest rate; however, interest is not accrued for impaired loans more than 60 days past due.

Real estate classified as held for the production of income or occupied by the company is carried at depreciated cost less encumbrances and any adjustments for impairment in value. Depreciation is calculated using the straight-line method over its estimated useful life, not to exceed 40 years. An impairment loss is measured as the amount by which the individual carrying amounts exceed the fair value of properties. If the fair value of the asset is less than the carrying value, the asset is written down to the fair value thereby establishing a new cost basis. The adjustment is recorded in the Statutory Statements of Income as a realized capital loss.

Real estate held for sale is valued at the lower of its depreciated cost less encumbrances or fair value less encumbrances and estimated costs to sell. Subsequent revisions to the fair value of the asset shall be reported as adjustments to the valuation reserve. Any change to the valuation reserve is recorded in the Statutory Statements of Income as a realized gain or loss.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.
Notes to Statutory Financial Statements, Continued

Short-term investments are carried at amortized cost.

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Consolidated Statutory Statements of Financial Position and are accounted for using the equity method.

During 2001 and 2000, the Company contributed additional paid-in capital of $207.5 million and $233.0 million, respectively, to unconsolidated subsidiaries including MassMutual Holding Company, Inc.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR defers all interest related after-tax realized capital gains and losses. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset.

Net realized after tax capital gains of $2.4 million in 2001 and net realized after tax capital losses of $66.7 million in 2000 and $29.2 million in 1999 were deferred into the IMR. Amortization of the IMR into net investment income amounted to $31.3 million in 2001, $42.0 million in 2000 and $52.0 million in 1999, respectively. Realized capital gains and losses, less taxes, not included in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. All security transactions are recorded on a trade date basis. Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Due and accrued income is not recorded on: (a) unpaid interest on bonds in default, (b) interest on mortgage loans delinquent more than ninety days or where collection of interest is uncertain, (c) rent in arrears for more than three months, (d) policy loans interest due and accrued in excess of cash value, and (e) due and accrued interest on non-admitted assets.

b. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not chargeable with liabilities that arise from any other business of the Company. The Company receives administrative and investment advisory fees from these accounts. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, which comprise the majority of the separate account assets, for which the policyholder assumes the investment risk; and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue directly to policyholders and, accordingly, are not reflected in the Statutory Statements of Income.

c. Non-admitted Assets

Assets designated as “non-admitted” by the NAIC include furniture, certain equipment, a portion of the prepaid pension asset, and certain other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

d. Policyholders’ Reserves and Funds

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 6.75 percent.

Notes to Statutory Financial Statements, Continued

Reserves for individual annuities, funding agreements, guaranteed investment contracts, deposit administration and immediate participation guarantee contracts are based on account value or at accepted actuarial methods, principally at interest rates ranging from 2.25 to 11.25 percent.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 2.50 to 5.50 percent.

All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

e. Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business. Assets and liabilities related to reinsurance ceded contracts are reported on a net basis. Premiums, benefits to policyholders and reserves are stated net of reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

f. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

g. Policyholders’ Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider investment returns, mortality experience, expenses and federal income tax charges. The liability for policyholders’ dividends is the estimated amount of dividends to be paid during the following calendar year.

h. Participating Contracts

Participating policies issued by the Company and its United States based life insurance subsidiaries represent in excess of 74% of the Company’s business as of December 31, 2001.

i. Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

j. Policyholders’ Contingency Reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.
Notes to Statutory Financial Statements, Continued

2.	ADOPTION OF NEW ACCOUNTING STANDARDS AND ACCOUNTING CHANGES

On January 1, 2001 the Codification of Statutory Accounting Principles (“Codification”) became effective and was adopted by the Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. Additionally, on January 1, 2001 the Company changed its method of depreciation on certain real estate investments from the constant yield method to the straight-line method as allowed by Codification.

	The total adjustment to policyholders’ contingency reserves due to these changes at January 1, 2001 is as follows (in millions):

	Deferred income taxes				$479.8
	Derivatives marked to market				432.8
	Change in carrying value of subsidiaries				206.2
	Change in real estate depreciation				(84.2)
	Claim expense reserve				(63.2)
	Other				9.8

	Cumulative effect of change in statutory accounting principles				$981.2

	The Company believes that it has made a reasonable determination of the effect on policyholders’ contingency reserves based upon its interpretation of the principles outlined in Codification. However, future clarification of these principles by the Commonwealth of Massachusetts Division of Insurance or the NAIC may have a material impact on this determination. In conformity with statutory accounting practices, prior year statements have not been restated to reflect the implementation of Codification. Certain 2000 and 1999 balances have been reclassified to conform to current year presentation.

3.	INVESTMENTS

	The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2001, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and real estate, which totaled $962.3 million, $664.4 million and $184.5 million, respectively.

	a. Bonds

	The carrying value and estimated fair value of bonds were as follows:

		December 31, 2001

		Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses		Estimated Fair Value

		(In Millions)
	U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 3,149.2	$ 0.3	$ –		$ 3,149.5
	Debt securities issued by foreign governments	22.1	0.2	0.2		22.1
	Asset-backed securities	654.1	5.6	4.6		655.1
	Mortgage-backed securities	4,088.0	13.0	–		4,101.0
	State and local governments	75.7	3.3	–		79.0
	Corporate debt securities	15,095.6	80.2	119.1		15,056.7
	Utilities	992.6	13.8	4.0		1,002.4
	Affiliates	2,519.0	–	1.3		2,517.7

		$26,596.3	$116.4	$129.2		$26,583.5

Notes to Statutory Financial Statements, Continued

	December 31, 2000
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)

U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 3,486.0	$ 68.9	$ 0.1	$ 3,554.8
Debt securities issued by foreign governments	42.8	0.3	2.3	40.8
Asset-backed securities	702.9	–	0.4	702.5
Mortgage-backed securities	3,819.4	1.4	–	3,820.8
State and local governments	81.7	3.6	–	85.3
Corporate debt securities	13,996.6	46.0	145.2	13,897.4
Utilities	906.3	5.8	2.5	909.6
Affiliates	2,176.8	3.0	–	2,179.8

	$25,212.5	$129.0	$150.5	$25,191.0

The carrying value and estimated fair value of bonds at December 31, 2001 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)

Due in one year or less	$ 316.0	$ 316.7
Due after one year through five years	5,661.8	5,642.9
Due after five years through ten years	10,042.6	10,020.5
Due after ten years	3,595.0	3,610.0

	19,615.4	19,590.1
Asset-backed securities, mortgage-backed securities, and securities guaranteed by the U.S. government	6,980.9	6,993.4

	$26,596.3	$26,583.5

Proceeds from sales of investments in bonds were $8,137.8 million during 2001, $7,417.1 million during 2000 and $10,621.2 million in 1999. Gross capital gains of $76.4 million in 2001, $180.7 million in 2000, and $103.3 million in 1999, and gross capital losses of $152.3 million in 2001, $99.4 million in 2000, and $132.0 million in 1999 were realized, portions of which were deferred into the IMR. Impairment on bonds during the year ended December 31, 2001 was $110.0 million and was included in the gross capital losses noted above.

Excluding investments in United States governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

b. Common Stocks

Common stocks had the following characteristics as of and for the years ended December 31, 2001, 2000 and 1999:

	2001	2000	1999
	(In Millions)

Cost	$452.9	$486.7	$325.0
Sales proceeds	553.6	398.1	302.3
Gross realized capital gains	48.7	87.7	65.8
Gross realized capital losses	44.9	34.1	16.2
Gross unrealized capital gains	97.2	96.8	121.8
Gross unrealized capital losses	105.4	96.7	60.5
Notes to Statutory Financial Statements, Continued

	Impairment on common stocks during the year ended December 31, 2001 was $4.4 million and was recorded in gross realized capital losses.

c.	Mortgage Loans

	Mortgage loans, comprised primarily of commercial loans, amounted to $6,930.1 million and $6,949.5 million at December 31, 2001 and 2000, respectively. The Company’s mortgage loans finance various types of commercial properties throughout the United States. The 2001 amounts are net of $8.5 million in valuation reserves whereas the 2000 valuation reserves of $21.9 million were recorded as other investment reserves on the Statutory Statements of Financial Position. There were no impaired mortgage loans at December 31, 2001 and 2000. The Company had restructured loans with book values of $13.9 million and $35.1 million at December 31, 2001 and 2000, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2001 and 2000.

	At December 31, 2001, scheduled mortgage loan maturities were as follows (in millions):

	2002		$363.5
	2003		418.6
	2004		395.9
	2005		518.4
	2006		816.6
	Thereafter		2,937.7

	Commercial loans		5,450.7
	Mortgage loan pools		1,479.4

	Mortgage loans		$6,930.1

	The Company invests in mortgage loans collateralized principally by commercial real estate. During 2001, commercial mortgage loan lending rates ranged from 4.3% to 15.0%.

	The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 78.0% and 75.0% at December 31, 2001 and 2000, respectively.

	Taxes, assessments and other amounts advanced and not included in the mortgage loan total were $0.7 million and $0.4 million at December 31, 2001 and 2000, respectively.

	The geographic distributions of the mortgage loans at December 31, 2001 and 2000 were as follows:

		2001	2000

		(In Millions)
	California	$1,038.9	$ 979.4
	Massachusetts	525.1	306.0
	Texas	473.4	470.1
	Illinois	403.3	364.6
	New York	380.0	458.4
	Florida	311.3	386.9
	All other states	2,318.7	2,717.2

	Commercial loans	5,450.7	5,682.6
	Nationwide loan pools	1,479.4	1,266.9

	Mortgage loans	$6,930.1	$6,949.5

d.	Reverse Repurchase Agreements

	The Company enters into reverse repurchase agreements with eligible counterparties. Under a reverse repurchase agreement, the Company sells securities and agrees to repurchase them at a mutually agreed date and price with the difference between the sale price and repurchase price establishing the costs of the transaction to the Company. A reverse repurchase agreement essentially constitutes a form of secured borrowing by the Company. A reverse repurchase agreement involves risk that the market value of the investments purchased by the Company may decline below the amount of the Company’s obligation to repurchase. As of December 31, 2001, the Company had reverse repurchase agreements outstanding in the amount of $214.0 million, with maturities from January 14, 2002 through March 7, 2002 and interest rates ranging from 1.86% to 2.12%. The outstanding amount is collateralized by $224.5 million in bonds.

e.	Real Estate

Real estate occupied by the company amounted to $73.5 million and $68.1 million at December 31, 2001 and 2000, respectively.

Real estate held for production of income was $1,531.4 million and $1,714.5 million, net of encumbrances of $21.0 million and $50.0 million at December 31, 2001 and 2000, respectively.

Real estate held for sale amounted to $318.8 million, net of valuation reserves of $6.3 million at December 31, 2001. At December 31, 2000, real estate held for sale amounted to $234.4 million and valuation reserves of $2.1 million were recorded in general investment reserves.

The carrying value on non-income producing real estate amounted to $86.0 million and $65.2 million at December 31, 2001 and 2000, respectively. Depreciation expense on real estate during the years ended December 31, 2001, 2000 and 1999 was $78.7 million, $101.6 million and $80.4 million, respectively. No impairments on real estate were recorded during the years ended December 31, 2001, 2000 and 1999.

f. Other

The carrying value of investments which were non-income producing for the preceding twelve months was $129.5 million and $113.5 million at December 31, 2001 and 2000, respectively. Investments in joint ventures and partnerships were $1,217.4 million and $1,255.5 million at December 31, 2001 and 2000, respectively. Net investment income on joint ventures and partnerships was $42.6 million, $2.1 million and $21.9 million for the years ended December 31, 2001, 2000 and 1999, respectively. Net investment income on derivative instruments was $170.8 million, $15.0 million and $32.3 million for the years ended December 31, 2001, 2000 and 1999, respectively.

g. Realized capital gains and losses

Net realized capital gains and losses were comprised of the following:

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Bonds	$(75.9)	$ 81.3	$(28.7)
Common stocks	3.8	53.6	49.6
Mortgage loans	8.6	(7.2)	(2.7)
Real estate	39.1	33.3	16.2
Closed derivatives	(57.7)	(156.1)	(30.6)
Derivatives marked to market	274.6	–	–
Other investments	(40.5)	106.6	(3.6)
Federal and state taxes	(26.3)	(85.0)	(23.9)

Net realized capital gains before deferral to IMR	125.7	26.5	(23.7)
(Gains) losses deferred to IMR	(3.6)	102.6	44.9
Less: taxes on net deferred gains (losses)	1.2	(35.9)	(15.8)

Net deferred to IMR	(2.4)	66.7	29.1

Net realized capital gains	$123.3	$ 93.2	$ 5.4

Notes to Statutory Financial Statements, Continued

4. PORTFOLIO RISK MANAGEMENT

The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for deferral accounting is not met. The Company does not hold or issue these financial instruments for trading purposes.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. Net amounts receivable and payable are accrued as adjustments to net investment income and included in other investments on the Statutory Statements of Financial Position. At December 31, 2001 and 2000, the Company had interest rate swaps with notional amounts of $14,102.3 million and $10,314.5 million, respectively. The Company’s credit risk exposure was limited to the fair values of $627.3 million and $409.1 million at December 31, 2001 and 2000, respectively.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had option contracts with notional amounts of $6,857.3 million and $10,089.8 million, respectively. The Company’s credit risk exposure was limited to the fair values of $87.4 million and $89.3 million at December 31, 2001 and 2000, respectively.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. The fair value of caps and floors is included in other investments in the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and are included in other assets in the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had agreements with notional amounts of $1,100.0 million and $2,883.0 million, respectively. The Company’s credit risk exposure on these agreements was limited to the fair values of $10.5 million and $17.7 million at December 31, 2001 and 2000, respectively.

The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Notional amounts related to these agreements totaled $1,868.0 million and $506.2 million at December 31, 2001 and 2000, respectively. The Company’s credit risk exposure on these agreements is limited to the fair values of $44.3 million and $11.5 million at December 31, 2001 and 2000, respectively.

The Company utilizes certain other agreements including forward commitments, and asset and equity swaps to reduce exposures to various risks. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Notional amounts related to these agreements totaled $234.4 million and $496.0 million at December 31, 2001 and 2000, respectively. The Company enters into forward United States Treasury, Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and other commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had United States Treasury, GNMA, FNMA and other purchase commitments which will settle during the following year with contractual amounts of $1,869.8 million and $412.3 million, respectively. The Company’s credit risk exposure on these agreements is limited to the fair values of $4.2 million and $1.2 million at December 31, 2001 and 2000, respectively.

Notes to Statutory Financial Statements, Continued

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded with minimal credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Changes in the value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. As of December 31, 2001 and 2000, the Company had entered into financial futures contracts with contractual amounts of $488.4 million and $992.8 million, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $172.0 million and $548.3 million at December 31, 2001 and 2000, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material affect on the estimated fair value amounts.

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: Estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market prices for comparable investments.

Mortgage loans: The fair value of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

Policy loans, cash and short-term investments: Estimated fair value for these instruments approximates the carrying amounts reported in the Statutory Statements of Financial Position.

Other financial instruments: The estimated fair value for these instruments is determined based on quotations obtained from dealers or other reliable sources.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts are determined by discounted cash flow projections.
Notes to Statutory Financial Statements, Continued

The following table summarizes the carrying value and fair value of the Company’s financial instruments at December 31, 2001 and 2000:

	2001		2000
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)

Financial assets:

Bonds	$26,596.3	$26,583.5	$25,212.5	$25,191.0
Common stocks	444.7	444.7	486.8	486.8
Preferred stocks	152.1	159.7	135.8	137.7
Mortgage loans	6,930.1	7,277.9	6,949.5	7,081.0
Policy loans	6,071.2	6,071.2	5,727.1	5,727.1
Cash and short-term investments	4,683.8	4,683.8	2,292.4	2,292.4

Other financial instruments:

Interest rate swap agreements	627.3	627.3	–	409.1
Options	87.4	87.4	69.6	89.3
Interest rate caps & floors	10.5	10.5	7.9	17.7
Currency swaps	44.3	44.3	–	11.5
Forward commitments, equity and asset swaps	4.2	4.2	(4.7)	1.2

Financial liabilities:

Investment type insurance contracts	10,191.5	10,249.7	8,436.9	8,290.3

6. REINSURANCE

The Company utilizes reinsurance agreements to reduce exposure to large losses in certain aspects of its insurance business. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

The Company records a receivable for reinsured benefits paid and the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Premiums ceded were $220.3 million, $160.2 million and $142.7 million and reinsurance recoveries were $134.5 million, $93.9 million and $100.1 million for the periods ended December 31, 2001, 2000 and 1999, respectively. Amounts recoverable from reinsurers were $48.9 million and $55.6 million as of December 31, 2001 and 2000, respectively. At December 31, 2001, five reinsurers accounted for 83% of the outstanding reinsurance recoverable from reinsurers.

7. FEDERAL INCOME TAXES

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as policyholder dividends and tax credits, resulted in effective tax rates which differ from the federal statutory tax rate.

Notes to Statutory Financial Statements, Continued

For the years ending December 31, 2001, 2000 and 1999, the Company’s effective tax rate differs from the federal statutory tax rate of 35% for the following reasons:

	2001	2000	1999
	(In Millions)
Expected federal income tax expense using 35%	$286.5	$279.6	$218.0
Income not subject to tax	(58.8)	(41.2)	(46.5)
Tax credits, net of foreign taxes	(32.5)	(32.9)	(21.8)
Policy reserves	4.6	10.3	29.3
Policy acquisition costs	15.2	10.8	13.4
Policyholder dividends and related items	(13.6)	5.4	19.1
Investment items	(25.1)	(13.3)	(13.0)
Expense items	(39.9)	(25.5)	(15.3)
Other	(14.1)	(46.0)	(22.3)

Total federal income tax expense	122.3	147.2	160.9
Capital gains tax expense	21.6	82.2	21.0

Current income tax expense	$143.9	$229.4	$181.9

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2001 were as follows (in millions):

Deferred Tax Assets:

Policy reserves	$ 361.6
Policy acquisition costs	352.9
Policyholder dividends and related items	382.1
Expense items	233.7
Investment items	172.9
Other items	92.4

Total deferred tax assets	1,595.6
Non-admitted deferred tax assets	(470.7)

Admitted deferred tax assets	$1,124.9

Deferred Tax Liabilities:

Investment items	$ 344.0
Policy reserves	24.1
Pension liabilities	113.5
Expense items	140.6

Total deferred tax liabilities	622.2

Net admitted deferred tax asset	$ 502.7

The change in deferred tax assets of $302.2 million, net of non-admitted assets, less the change in deferred tax liabilities of $279.4 million resulted in the net change in deferred taxes of $22.8 million as of December 31, 2001.

In 2001, 2000 and 1999, the Company paid federal income taxes in the amounts of $209.5 million, $223.6 million and $82.5 million, respectively. Federal income taxes available for recovery in the event of future net losses are $152.8 million in 2001, $226.3 million in 2000, and $186.5 million in 1999.

The Company plans to file its 2001 federal income tax return on a consolidated basis with its eligible consolidated subsidiaries and certain affiliates. The Company and its eligible consolidated subsidiaries and certain affiliates are subject to a written tax allocation agreement, which allocates the group’s consolidated tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

Notes to Statutory Financial Statements, Continued

The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1994 and is currently examining the years 1995 through 1997. Management believes adjustments which may result from such examinations will not materially affect the Company’s financial position.

Components of the formula for determining deductible policyholder dividends have not been finalized for 2001 or 2000. The Company records the estimated effects of anticipated revisions in the Statutory Statements of Income.

8. BENEFIT PLANS

The Company provides multiple benefit plans to employees, agents and retirees, including retirement plans and life and health benefits.

Retirement and Savings Plans

The Company sponsors a retirement plan in the form of a cash balance pension plan. On January 1, 2001, the pension plan of an unconsolidated subsidiary was merged into the cash balance plan. With the addition of the agent population on March 1, 2001, the plan now covers substantially all employees. Benefits under the cash balance pension plan are expressed as an account balance that is increased monthly with pay and interest credits. Pay credits are based on employee age and years of service. Special provisions apply to participants who were in the prior traditional defined benefit plans.

The Company accounts for this plan following statutory accounting practices. Accordingly, as permitted by the Commonwealth of Massachusetts Division of Insurance, the Company has recognized a plan asset of $255.6 million and $383.4 million at December 31, 2001 and 2000, respectively. The amount credited to operations for this plan was $29.4 million, $58.6 million and $53.5 million for 2001, 2000 and 1999, respectively. The Company’s policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 2001 and 2000. The assets of the plan are invested in group annuity contracts which invest in the Company’s general and separate accounts.

The Company sponsors defined contribution plans for employees and agents encompassing substantially all of its employees. On January 1, 2001, the profit sharing plan of an unconsolidated subsidiary was merged into the MassMutual Thrift Plan and on March 2, 2001 the Company merged the Agents’ 401(k) Savings Plan into the MassMutual Thrift Plan. The Company funds this plan by matching employee contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year.

Company contributions and any related earnings are vested based on years of service using a graduated vesting schedule with full vesting after three years of service. The Company also maintains the Agent Pension Plan. Contributions to this money purchase plan for future service were discontinued on February 28, 2001. The assets of the plan are invested in group annuity contracts which invest in the Company’s general and separate accounts.

During 1999, the Company offered an early retirement program to employees over the age of 50 with more than 10 years of service. Employees that elected this program received enhanced benefits that included an additional five years of credited service and an additional five years of attained age. Additionally, a 25% cash bonus was offered for those electing a lump sum settlement of their benefit. Employee pension benefits, including the early retirement program enhancements, are paid directly from plan assets. The Company recorded a $78.9 million reduction to Policyholders’ Contingency Reserves in 1999, as a result of these benefit plan enhancements.

Life and Health

Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company’s employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company accounts for these benefits following statutory accounting practices. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 2001 and 2000, the net unfunded accumulated benefit obligation was $206.5 million and $166.8 million, respectively, for employees and agents eligible to retire or currently retired and $27.1 million and $29.5 million, respectively, for participants not eligible to retire.

Notes to Statutory Financial Statements, Continued

A summary of assets, obligations and assumptions of the retirement, life and health benefit plans were as follows at December 31, 2001 and 2000:

	Retirement Benefits		Life and Health Benefits
	2001	2000	2001	2000
	(In Millions)
Change in benefit obligation:

Benefit obligation at beginning of year	$ 851.6	$ 805.3	$ 185.4	$ 189.1
Service cost	22.5	16.8	5.1	3.8
Interest cost	60.2	60.0	13.9	13.1
Contribution by plan participants	–	–	–	–
Actuarial gain (loss)	(3.9)	6.5	15.9	(8.1)
Benefits paid	(57.0)	(86.9)	(13.0)	(12.5)
Plan amendments	–	–	15.9	–
Business combinations, divestitures, curtailments, settlements and special termination benefits	5.4	49.9	–	–
Adjustment for Codification	(24.1)	–	–	–

Benefit obligation at end of year	$ 854.7	$ 851.6	$ 223.2	$ 185.4

Change in plan assets:

Fair value of plan assets at beginning of year	$1,072.6	$1,165.3	$ 18.6	$ 20.4
Actual return on plan assets	(107.4)	(16.1)	0.8	1.1
Employer contribution	10.6	10.3	10.3	9.7
Benefits paid	(57.0)	(86.9)	(13.0)	(12.6)
Business combinations, divestitures and settlements	9.0	–	–	–

Fair value of plan assets at end of year	$ 927.8	$1,072.6	$ 16.7	$ 18.6

Funded status:

Unamortized prior service cost	–	$ 15.7	–	–
Unrecognized net gain (loss)	$ (214.9)	(89.0)	$ (12.0)	$ 4.2
Remaining net obligation or net asset at initial date of application	(9.2)	38.1	(58.1)	(46.0)
Prepaid assets (accrued liabilities)	297.2	256.2	(136.4)	(125.0)

Funded status of the plan	$ 73.1	$ 221.0	$(206.5)	$(166.8)

Benefit obligation for non-vested employees	$ 26.2	$ 24.1	$ 27.1	$ 29.5

Components of net periodic benefit cost:

Service cost	$ 22.5	$ 16.8	$ 5.2	$ 3.8
Interest cost	60.3	60.0	13.9	13.1
Expected return on plan assets	(111.5)	(115.3)	(1.2)	(1.3)
Amortization of unrecognized transition obligation or transition asset	1.3	(10.6)	3.8	3.9
Amount of recognized gains and losses	0.1	0.2	–	–
Amount of prior service cost recognized	–	(1.5)	–	–

Total net periodic benefit cost	$ (27.3)	$ (50.4)	$ 21.7	$ 19.5

Notes to Statutory Financial Statements, Continued

The following rates were used in determining the actuarial present value of the accumulated benefit obligations:

	Retirement Benefits		Life and Health Benefits
	2001	2000	2001	2000
Discount rate	7.50%	7.50%	7.50%	7.50%
Increase in future compensation levels	4.00%	4.00%	5.00%	5.00%
Long-term rate of return on assets	10.00%	10.00%	6.75%	6.75%
Assumed increases in medical cost rates in the first year	–	–	9.00%	9.00%
declining to	–	–	5.00%	5.00%
Within	–	–	5 years	5 years

A one percent increase in the annual assumed inflation rate of medical costs would increase the 2001 accumulated post retirement benefit liability and benefit expense by $13.6 million and $1.2 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 2001 accumulated post retirement benefit liability and benefit expense by $12.7 million and $1.1 million, respectively.

The net expense charged to operations for all employee benefit plans was $55.0 million in 2001, $15.8 million in 2000, and $28.9 million in 1999.

9. SURPLUS NOTES

The Company issued surplus notes of $100.0 million at 7.5 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. All surplus notes of both series are held by bank custodians for unaffiliated investors. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts (“the Commissioner”).

All payments of interest and principal are subject to the prior approval of the Commissioner. Anticipated sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023, and $50.0 million in 2024.

Interest on the notes issued in 1994 is paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 2001, 2000 and 1999.

10. RELATED PARTY TRANSACTIONS

The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements related to subsidiaries and affiliates were $244.3 million, $241.7 million and $241.9 million for 2001, 2000 and 1999, respectively. The majority of these fees were from C. M. Life Insurance Company which accounted for $171.6 million in 2001, $172.6 million in 2000, and $124.5 million in 1999.

Various subsidiaries and affiliates, including David L. Babson, provide investment advisory services for the Company. Total fees for such services were $101.3 million, $98.8 million and $43.9 million for 2001, 2000 and 1999, respectively. In addition, certain subsidiaries provide administrative services for employee benefit plans to the Company. Total fees for such services were $8.8 million, $7.3 million and $9.0 million for 2001, 2000 and 1999, respectively.

The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $410.4 million in 2001, $358.3 million in 2000 and $39.2 million in 1999. Fees and other income include a $42.0 million, $6.2 million and $1.8 million expense allowance in 2001, 2000 and 1999, respectively. Total policyholder benefits assumed on these agreements were $50.2 million in 2001, $47.6 million in 2000 and $43.8 million in 1999.

11. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

MassMutual has two primary domestic life insurance subsidiaries, C. M. Life Insurance Company (“C.M. Life”), which primarily writes variable annuities and universal life insurance, and MML Bay State Life Insurance Company (“MML Bay State”), which primarily writes variable life and annuity business.

The Company’s wholly-owned subsidiary MassMutual Holding Company (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

The Company accounts for the value of its investments in subsidiaries at their underlying net equity. Net investment income is recorded by the Company to the extent that dividends are declared by the subsidiaries. During 2001 and 2000, MassMutual received $155.0 million and $132.9 million, respectively, in dividends from such subsidiaries. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. In the normal course of business, the Company provides specified guarantees and funding to its subsidiaries including contributions, if needed, to C. M. Life and MML Bay State to meet regulatory capital requirements. At December 31, 2001 and 2000, the Company had approximately $450.0 million and $500.0 million of outstanding funding commitments, respectively, and a $500.0 million support agreement related to credit facilities. The Company holds debt issued by MMHC and its subsidiaries of $2,366.1 million and $2,034.8 million at December 31, 2001 and 2000, respectively.

Below is summarized statutory financial information for the unconsolidated subsidiaries as of December 31, for the years ended:

	2001	2000	1999
	(In Millions)

Domestic life insurance subsidiaries:

Total revenue	$2,186.5	$3,111.9	$1,608.4
Net loss	(3.8)	(5.5)	(26.1)
Assets	9,344.4	8,738.3	5,961.0
Liabilities	8,963.2	8,419.5	5,697.1

Summarized below is United States GAAP financial information for the unconsolidated subsidiaries as of December 31 and for the years then ended:

	2001	2000	1999
	(In Millions)
Other subsidiaries:

Total revenue	$ 2,443.2	$1,607.2	$1,278.9
Net income	61.2	72.4	106.7
Assets	11,769.5	4,992.2	3,541.8
Liabilities	10,891.4	4,119.6	2,847.2

12. BUSINESS RISKS AND CONTINGENCIES

The Company has conducted a review of the financial impact of the tragic events that occurred on September 11, 2001. These events have not materially impacted the Company’s financial position, results of operations, or liquidity for the period ended December 31, 2001 or foreseeable future periods.

Notes to Statutory Financial Statements, Continued

Through December 31, 2001 the Company incurred gross claims in the amount of $17.1 million related to the events of September 11, 2001 of which $7.6 million are reinsured, resulting in a net exposure of $9.5 million. In addition to insurance risk, the Company does have investments in certain sectors of the economy which are directly impacted by these events, such as, the airline or travel and leisure industries. These investments are not material with respect to the total investment portfolio. The Company believes that its investment portfolio is of sufficient quality and diversity as to not be materially impacted by the events of September 11, 2001.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

13. LEASES

The Company leases office space and equipment under various noncancelable operating lease agreements. Total rental expense on operating leases was $33.1 million in 2001, $30.3 million in 2000, and $31.2 million in 1999.

Future minimum lease commitments are as follows (in millions):

2002	$ 33.8
2003	31.9
2004	27.8
2005	20.8
2006	16.3
Thereafter	21.2

Total	$151.8

14. LIQUIDITY

The withdrawal characteristics of the policyholders’ reserves and funds, including separate accounts, and the invested assets which support them at December 31, 2001 are illustrated below (in millions):

Total policyholders’ reserves and funds and separate account liabilities	$60,678.3
Not subject to discretionary withdrawal	(5,459.6)
Policy loans	(6,071.2)

Subject to discretionary withdrawal	$49,147.5

Total invested assets, including separate investment accounts	$67,977.6
Policy loans and other invested assets	(9,489.5)

Marketable investments	$58,488.1

15. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2001, is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Notes to Statutory Financial Statements, Continued

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Mortgage Finance, LLC
The MassMutual Trust Company
MML Bay State Life Insurance Company
MML Distributors, LLC
MassMutual Assignment Company
Persumma Financial, LLC

Subsidiaries of MassMutual Holding Company
CM Property Management, Inc.
G.R. Phelps & Co., Inc.
HYP Management, Inc.
MassMutual Benefits Management, Inc.
MassMutual Funding, LLC
MassMutual Holding MSC, Inc.
MassMutual Holding Trust I
MassMutual International, Inc.
MMHC Investment, Inc.
MML Investor Services, Inc.
MML Realty Management Corporation
Urban Properties, Inc.
Antares Capital Corporation – 80.0%
Cornerstone Real Estate Advisers, Inc.
DLB Acquisition Corporation – 98.2%
Oppenheimer Acquisition Corporation – 95.36%

Subsidiaries of MassMutual International, Inc.
MassLife Seguros de Vida S. A. – 99.9%
MassMutual Asia, Limited
MassMutual (Bermuda) Ltd.
MassMutual Internacional (Argentina) S.A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 92.5%
MassMutual International (Luxembourg) S. A. – 99.9%
MassMutual International Holding MSC, Inc.
MassMutual Life Insurance Company K.K. (Japan) – 99.5%
MassMutual Mercuries Life Insurance Company – 38.2%

Subsidiaries of MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 46.0%
9048 – 5434 Quebec, Inc.
1279342 Ontario Limited

Subsidiary of MMHC Investment, Inc.
MassMutual/Darby CBO IM Inc.

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Funds
MassMutual Institutional Funds
Notes to Statutory Financial Statements, Continued

16. SUBSEQUENT EVENT

On March 9, 2002, the Job Creation and Worker Assistance Act of 2002 (the “Act”) was signed into law. One of the provisions of this Act modified the 2001, 2002 and 2003 tax deductibility of the Company’s dividends paid to policyholders. The Company is still evaluating the impact of this Act. Based upon preliminary analysis, the Company anticipates that its tax liability established prior to December 31, 2001 may be reduced by approximately $80.0 million in 2002.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a) each director, officer or employee;

(b) any individual who serves at the request of the Company as Secretary, a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c) any individual who serves in any capacity with respect to any employee benefit plan;

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS UNDER SECTION 26(E)(2)(A)
OF THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 14

This Post-effective Amendment is comprised of the following documents:

The Facing Sheet.

The Prospectus consisting of 74 pages.

The Undertaking to File Reports.

The Signatures.

Written Consents of the Following Persons:

1.	Deloitte & Touche LLP, independent auditors;

2.	Counsel opining as to the legality of securities being registered;

3.	Not applicable.

The following Exhibits:

99.	The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

A.	1.	Resolution of Board of Directors of MassMutual establishing the Separate Account./1/

	2.	Not applicable.

	3.	Form of Distribution Contract/2/

	4.	Not applicable.

	5.	Form of Flexible Premium Variable Whole Life Insurance Policy./3/

	6.	a.	Certificate of Incorporation of MassMutual./1/

		b.	By-Laws of MassMutual./1/

	7.	Not applicable.

	8.	Form of Participation Agreements.

		a.	Oppenheimer Variable Account Funds/1/

		b.	T. Rowe Price Equity Series, Inc./4/

	9.	Not applicable.

	10.	Form of Application for a flexible premium variable whole life insurance policy./3/

	11.	SEC Procedures Memorandum describing MassMutual’s issuance, transfer, and redemption procedures for the Policy./5/

B.	Opinion and Consent of Counsel as to the legality of the securities being registered.

C.	No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

D.	Not applicable.

E.	Consent of Deloitte & Touche LLP, independent auditors.

F.	Not Applicable.

G.	1.	a. Powers of Attorney/1/
b. Power of Attorney – Roger G. Ackerman/6/
c. Powers of Attorney – Robert J. O’Connell/7/
d. Power of Attorney – Howard Gunton/8/
e. Power of Attorney – Marc Racicot/9/

27.	Not Applicable.

______________
/1/	Incorporated by reference to the Initial Registration Statement of Registration Statement No. 333-22557 as exhibits to the Separate Account filed with the Commission on February 28, 1997.
/2/	Incorporated by reference to Post-Effective Amendment No. 2 of Registration Statement No. 033-89798 as an exhibit, filed with the Commission effective May 1, 1997.
/3/	Incorporated by reference to Post-Effective Amendment No. 10 to this Registration Statement No. 033-23126 as an exhibit, filed with the Commission effective May 1, 1998.
/4/	Incorporated by reference to the Initial Registration Statement No. 333-65887 filed with the Commission as an exhibit on October 20, 1998.
/5/	Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 333-49475 as an exhibit filed with the Commission on April 25, 2002.
/6/	Incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039 filed on Form N-4 with the Commission as an exhibit on June 4, 1998.
/7/	Incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement No. 333-95845 filed on Form N-4 with the Commission as an exhibit on August 1, 2000.
/8/	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-88503 filed with the Commission as an exhibit on January 20, 2000.
/9/	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-73406 on Form N-4 filed with the Commission as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 14 to Registration Statement No. 033-23126 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 14 to Registration Statement No. 033-23126 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 25th day of April, 2002.

 MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By: /s/ Robert J. O'Connell*
Robert J. O'Connell, Director, Chairman, President and Chief Executive Officer
Massachusetts Mutual Life Insurance Company

/s/ Richard M. Howe	on April 25, 2002, as Attorney-in-Fact pursuant to powers of attorney
*Richard M. Howe	incorporated by reference.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 14 to Registration Statement No. 033-23126 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert J. O'Connell*	Director, Chairman, President and	April 25, 2002
Robert J. O'Connell	Chief Executive Officer

/s/ Howard Gunton*	Executive Vice President, and	April 25, 2002
Howard Gunton	Chief Financial Officer, and
Chief Accounting Officer

/s/ Roger G. Ackerman*	Director	April 25, 2002
Roger G. Ackerman

/s/ James R. Birle*	Director	April 25, 2002
James R. Birle

/s/ Gene Chao*	Director	April 25, 2002
Gene Chao, Ph.D.

James H. DeGraffenreidt	Director
James H. DeGraffenreidt, Jr.

/s/ Patricia Diaz Dennis*	Director	April 25, 2002
Patricia Diaz Dennis

/s/ Anthony Downs*	Director	April 25, 2002
Anthony Downs

/s/ James L. Dunlap*	Director	April 25, 2002
James L. Dunlap

/s/ William B. Ellis*	Director	April 25, 2002
William B. Ellis, Ph.D.

/s/ Robert M. Furek*	Director	April 25, 2002
Robert M. Furek

/s/ Charles K. Gifford*	Director	April 25, 2002
Charles K. Gifford

/s/ William N. Griggs*	Director	April 25, 2002
William N. Griggs

/s/ William B. Marx, Jr.*	Director	April 25, 2002
William B. Marx, Jr.

/s/ John F. Maypole*	Director	April 25, 2002
John F. Maypole

/s/ Marc Racicot*	Director	April 25, 2002
Marc Racicot

/s/ Richard M. Howe	on April 25, 2002, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.
*Richard M. Howe

EXHIBIT LIST

99.B. Opinion and Consent of Counsel. as to the legality of the securities being registered.

99.E. Consents of Deloitte & Touche LLP as independent auditors.